Exhibit 99.2




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                 SECOND AMENDED AND RESTATED SECURITY AGREEMENT


                           Dated as of April 23, 2001
                 as amended and restated as of October 15, 2002
          and as further amended and restated as of September 24, 2004 made by


                           WILTEL COMMUNICATIONS, LLC,


                       WILTEL COMMUNICATIONS GROUP, INC.,

                                       and

                      THE OTHER GRANTORS referred to herein


                                   in favor of


                           CREDIT SUISSE FIRST BOSTON,
                    acting through its Cayman Islands branch,
           as Administrative Agent, as First Lien Administrative Agent
                    and as Second Lien Administrative Agent



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
                                Table of Contents


                                                                                                                 Page
                                                                                                                 ----


     Section 1.   DEFINED TERMS...................................................................................2
         1.1      Definitions.....................................................................................2
         1.2      Other Definitional Provisions...................................................................4

     Section 2.   GRANT OF SECURITY INTEREST TO THE FIRST LIEN ADMINISTRATIVE AGENT...............................5

     Section 3.   GRANT OF SECURITY INTEREST TO THE SECOND LIEN ADMINISTRATIVE AGENT..............................6

     Section 4.   REPRESENTATIONS AND WARRANTIES..................................................................7
         4.1      Title; No Other Liens...........................................................................8
         4.2      Perfected Liens.................................................................................8
         4.3      Jurisdiction of Organization; Chief Executive Office............................................8
         4.4      Inventory and Equipment.........................................................................9
         4.5      Farm Products...................................................................................9
         4.6      Investment Property.............................................................................9
         4.7      Investment Accounts.............................................................................9
         4.8      Receivables....................................................................................10
         4.9      Intellectual Property..........................................................................10

     Section 5.   FIRST LIEN COVENANTS...........................................................................10
         5.1      Delivery of Instruments, Certificated Securities and Chattel Paper.............................10
         5.2      Maintenance of Insurance.......................................................................10
         5.3      Payment of Obligations.........................................................................11
         5.4      Maintenance of Perfected Security Interest; Further Documentation..............................11
         5.5      Changes in Locations, Name, etc................................................................12
         5.6      Notices........................................................................................12
         5.7      Investment Property............................................................................12
         5.8      Investment Accounts............................................................................13
         5.9      Receivables....................................................................................13
         5.10     Intellectual Property..........................................................................14
         5.11     Section 5 for the Exclusive Benefit of the First Lien Administrative Agent
                  and the other First Lien Secured Parties.......................................................15

      Section 6.  SECOND LIEN COVENANTS..........................................................................15
         6.1      Delivery of Instruments, Certificated Securities and Chattel Paper.............................15
         6.2      Maintenance of Insurance.......................................................................15
         6.3      Payment of Obligations.........................................................................15
         6.4      Maintenance of Perfected Security Interest; Further Documentation..............................16
         6.5      Changes in Locations, Name, etc................................................................16
         6.6      Notices........................................................................................16
         6.7      Investment Property............................................................................17
         6.8      Investment Accounts............................................................................18
         6.9      Receivables....................................................................................18
         6.10     Intellectual Property..........................................................................18
         6.11     Section 6 for the Exclusive Benefit of the Second Lien Administrative
                  Agent and the other Second Lien Secured Parties................................................19
         6.12     Delivery of Collateral.........................................................................19


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      Section 7.   FIRST LIEN ADMINISTRATIVE AGENT REMEDIAL PROVISIONS............................................19
         7.1       Certain Matters Relating to Receivables........................................................19
         7.2       Communications with Obligors; Grantors Remain Liable...........................................20
         7.3       Investment Property............................................................................20
         7.4       Proceeds to be Turned Over To First Lien Administrative Agent..................................21
         7.5       Application of Proceeds........................................................................22
         7.6       Code and Other Remedies........................................................................22
         7.7       Registration Rights............................................................................23
         7.8       Deficiency.....................................................................................24
         7.9       Section 7 for the Exclusive Benefit of the First Lien Administrative
                   Agent and the other First Lien Secured Parties.................................................24

     Section 8.    SECOND LIEN ADMINISTRATIVE AGENT REMEDIAL PROVISIONS...........................................24
         8.1       Certain Matters Relating to Receivables........................................................24
         8.2       Communications with Obligors; Grantors Remain Liable...........................................25
         8.3       Investment Property............................................................................25
         8.4       Proceeds to be Turned Over To Second Lien Administrative Agent.................................26
         8.5       Application of Proceeds........................................................................27
         8.6       Code and Other Remedies........................................................................27
         8.7       Registration Rights............................................................................28
         8.8       Deficiency.....................................................................................29
         8.9       Section 8 for the Exclusive Benefit of the Second Lien Administrative
                   Agent and the other Second Lien Secured Parties................................................29

      Section 9.   THE FIRST LIEN ADMINISTRATIVE AGENT............................................................29
         9.1       First Lien Administrative Agent's Appointment as Attorney-in-Fact, etc.........................29
         9.2       Duty of First Lien Administrative Agent........................................................31
         9.3       Execution of Financing Statements..............................................................31
         9.4       Authority of First Lien Administrative Agent...................................................31
         9.5       Intercreditor Provisions.......................................................................31

     Section 10.   THE SECOND LIEN ADMINISTRATIVE AGENT...........................................................32
         10.1      Second Lien Administrative Agent's Appointment as Attorney-in-Fact, etc........................32
         10.2      Duty of Second Lien Administrative Agent.......................................................33
         10.3      Execution of Financing Statements..............................................................34
         10.4      Authority of Second Lien Administrative Agent..................................................34
         10.5      Intercreditor Provisions.......................................................................34

     Section 11.   MISCELLANEOUS..................................................................................34
         11.1      Amendments in Writing..........................................................................34
         11.2      Notices........................................................................................34
         11.3      No Waiver by Course of Conduct; Cumulative Remedies............................................34
         11.4      Enforcement Expenses; Indemnification..........................................................35
         11.5      Successors and Assigns.........................................................................35
         11.6      Set-Off........................................................................................35
         11.7      Counterparts...................................................................................36
         11.8      Severability...................................................................................36
         11.9      Section Headings...............................................................................36
         11.10     Integration....................................................................................36
         11.11     GOVERNING LAW..................................................................................36
         11.12     Submission To Jurisdiction; Waivers............................................................36
         11.13     Acknowledgements...............................................................................36
         11.14     Additional Grantors............................................................................37
         11.15     Releases.......................................................................................37
         11.16     WAIVER OF JURY TRIAL...........................................................................38
         11.17     No Novation....................................................................................38


SCHEDULES
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Schedule 1        Notice Addresses
Schedule 2        Investment Property
Schedule 3        Perfection Matters
Schedule 4        Jurisdictions of Organization and Chief Executive Offices
Schedule 5        Equipment and Material Inventory Locations
Schedule 6        Intellectual Property
Schedule 7        Excluded Deposit Accounts


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
           SECOND AMENDED AND RESTATED SECURITY AGREEMENT (this "Agreement"), dated as of April 23, 2001, as amended and restated as of October 15, 2002, and as further amended and restated as of September 24, 2004, made by each of the signatories hereto (together with any other entity that may become a party hereto as provided herein, the "Grantors"), in favor of CREDIT SUISSE FIRST BOSTON, acting through its Cayman Islands branch, as Administrative Agent, as First Lien Administrative Agent and as Second Lien Administrative Agent (collectively, and together with its successors, in such capacities, the "Agent") for the banks and other financial institutions or entities (the "Lenders") from time to time parties to the Third Amended and Restated Credit Agreement, dated as of September 8, 1999, as amended and restated as of April 25, 2001, as further amended and restated as of October 15, 2002, and as further amended and restated as of September 24, 2004 (as further amended, amended and restated, supplemented, restructured or otherwise modified, renewed or replaced from time to time, the "Credit Agreement"), among WILTEL COMMUNICATIONS, LLC, a Delaware limited liability company (the "Borrower"), the other Grantors party thereto, the Lenders, CREDIT SUISSE FIRST BOSTON, acting through its Cayman Islands branch, as Administrative Agent, as First Lien Administrative Agent and as Second Lien Administrative Agent and WELLS FARGO FOOTHILL, LLC, as Syndication Agent.

                             INTRODUCTORY STATEMENT

           WHEREAS, the Grantors and certain other signatories thereto have entered into an Amended and Restated Security Agreement, dated as of April 23, 2001, as amended and restated as of October 15, 2002 (the "Existing Security Agreement"), in favor of Bank of America, N.A., as administrative agent (in such capacity, the "Predecessor Administrative Agent");

           WHEREAS, pursuant to the Credit Agreement the Predecessor Administrative Agent under the Existing Security Agreement has been replaced by the Agent as agent for the applicable Secured Parties under this Agreement and the other Loan Documents;

           WHEREAS, the Borrower is a member of an affiliated group of companies that includes each other Grantor;

           WHEREAS, the proceeds of the extensions of credit under the Credit Agreement have been and will continue to be used in part to enable the Borrower to make valuable transfers to one or more of the other Grantors in connection with the operation of their respective businesses;

           WHEREAS, certain of the Qualified Counterparties may enter into Specified Swap Agreements with the Borrower;

           WHEREAS, the Borrower and the other Grantors are engaged in related businesses, and each Grantor derives substantial direct and indirect benefit from the extensions of credit under the Credit Agreement and from the Specified Swap Agreements;

           WHEREAS, it is a condition precedent to the Restatement Effective Date that the Grantors shall have executed and delivered this Agreement (a) to the First Lien Administrative Agent for the ratable benefit of the First Lien Secured Parties and (b) to the Second Lien Administrative Agent for the ratable benefit of the Second Lien Secured Parties;

           WHEREAS, the parties hereto have agreed to amend and restate the Existing Security Agreement as provided in this Agreement; and


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           WHEREAS, it is the intent of the parties hereto that this Agreement not constitute a novation of the obligations and liabilities of the Grantors existing under the Existing Security Agreement or evidence satisfaction of any of such obligations and that this Agreement amend and restate in its entirety the Existing Security Agreement and re-evidence the obligations of the Grantors outstanding thereunder.

           NOW, THEREFORE, in consideration of the above premises, the parties hereto hereby agree that on the Restatement Effective Date, the Existing Security Agreement shall be amended and restated in its entirety as follows:

                            Section 1. DEFINED TERMS

           1.1 Definitions. (a). Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement, and the following terms are used herein as defined in the New York UCC: Accounts, Certificated Security, Chattel Paper, Commercial Tort Claims, Commodities Accounts, Documents, Equipment, Farm Products, General Intangibles, Goods, Instruments, Inventory, Letter-of-Credit Rights and Securities Accounts and Supporting Obligations.

         (b) The following terms shall have the following meanings:

           "Agreement": as defined in the preamble hereto.

           "Borrower Obligations": the collective reference to the First Lien Obligations of the Borrower and the Second Lien Obligations of the Borrower.

           "CG Austria": CG Austria, Inc., a Delaware corporation.

           "Collateral": the collective reference to the First Lien Collateral and the Second Lien Collateral.

           "Collateral Account": any collateral account established by the Administrative Agent as provided in Section 7.1, 7.4, 8.1 or 8.4.

           "Collateral Documents": the reference to Security Documents as defined in the Credit Agreement.

           "Copyright Licenses": any written agreement naming any Grantor as licensor or licensee (including, without limitation, those listed on Schedule
6), granting any right under any Copyright, including, without limitation, the grant of rights to manufacture, distribute, exploit and sell materials derived from any Copyright.

           "Copyrights": (i) all copyrights arising under the laws of the United States, any other country or any political subdivision thereof, whether registered or unregistered and whether published or unpublished (including, without limitation, those listed on Schedule 6), all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, all registrations, recordings and applications in the United States Copyright Office, and (ii) the right to obtain all renewals thereof.


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           "Deposit Account": as defined in the Uniform Commercial Code of any applicable jurisdiction and, in any event, including, without limitation, any demand, time, savings, passbook or like account maintained with a depositary institution.

           "Excluded Capital Stock": Capital Stock of Lucent Technologies, Inc. and Interland, Inc. owned by any Grantor to the extent constituting "margin stock" within the meaning of such quoted term under Regulation U as now and from time to time hereafter in effect.

           "Existing Security Agreement": as defined in the Introductory Statement of this Agreement.

           "First Lien Collateral": as defined in Section 2.

           "Foreign Subsidiary": any direct Subsidiary of any Grantor organized under the laws of any jurisdiction outside the United States of America.

           "Foreign Subsidiary Voting Stock": the voting Capital Stock of any Foreign Subsidiary.

           "Guarantor Obligations": the collective reference to the First Lien Obligations of Guarantors and the Second Lien Obligations of the Guarantors.

           "Intellectual Property": the collective reference to all rights, priorities and privileges relating to intellectual property of any Grantor, whether arising under United States, multinational or foreign laws or otherwise, including, without limitation, the Copyrights, the Copyright Licenses, the Patents, the Patent Licenses, the Trademarks and the Trademark Licenses, and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom.

           "Intercompany Note": any promissory note evidencing loans made by any Grantor to Holdings or any of its Subsidiaries.

           "Investment Accounts": the collective reference to the Securities Accounts, Commodities Accounts and Deposit Accounts.

           "Investment Property": the collective reference to (i) all "investment property" as such term is defined in Section 9-102(a)(49) of the New York UCC (other than any Foreign Subsidiary Voting Stock excluded from the definition of "Pledged Stock") and (ii) whether or not constituting "investment property" as so defined, all Pledged Notes and all Pledged Stock.

           "Issuers": the collective reference to each issuer of any Investment Property.

           "New York UCC": the Uniform Commercial Code as from time to time in effect in the State of New York.

           "Obligations": (i) in the case of the Borrower, the Borrower Obligations, and (ii) in the case of each Guarantor, its Guarantor Obligations.

           "Patent License": all agreements, whether written or oral, providing for the grant by or to any Grantor of any right to manufacture, use or sell any invention covered in whole or in part by a Patent, including, without limitation, any of the foregoing referred to on Schedule 6.


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
           "Patents": (i) all letters patent of the United States, any other country or any political subdivision thereof, all reissues and extensions thereof and all goodwill associated therewith, including, without limitation, any of the foregoing referred to on Schedule 6, (ii) all applications for letters patent of the United States or any other country and all divisions, continuations and continuations-in-part thereof, including, without limitation, any of the foregoing referred to on Schedule 6, and (iii) all rights to obtain any reissues or extensions of the foregoing.

           "Pledged Notes": all promissory notes listed on Schedule 2, all Intercompany Notes at any time issued to any Grantor and all other promissory notes issued to or held by any Grantor.

           "Pledged Stock": the shares of Capital Stock listed on Schedule 2, together with any other shares, stock certificates, options, interests or rights of any nature whatsoever in respect of the Capital Stock of any Person that may be issued or granted to, or held by, any Grantor while this Agreement is in effect; provided that in no event shall more than 65% of the total outstanding Foreign Subsidiary Voting Stock of any Foreign Subsidiary be required to be pledged hereunder.

           "Predecessor Administrative Agent": as defined in the Introductory Statement of this Agreement.

           "Proceeds": all "proceeds" as such term is defined in Section 9-102(a)(64) of the New York UCC and, in any event, shall include, without limitation, all dividends or other income from the Investment Property, collections thereon or distributions or payments with respect thereto.

           "Receivable": any right to payment for goods sold or leased or for services rendered, whether or not such right is evidenced by an Instrument or Chattel Paper and whether or not it has been earned by performance (including, without limitation, any Account).

           "Second Lien Collateral": as defined in Section 3.

           "Securities Act": the Securities Act of 1933, as amended.

           "Trademark License": any agreement, whether written or oral, providing for the grant by or to any Grantor of any right to use any Trademark, including, without limitation, any of the foregoing referred to on Schedule 6.

           "Trademarks": (i) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers, and all goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, or otherwise, and all common-law rights related thereto, including, without limitation, any of the foregoing referred to on Schedule 6, and (ii) the right to obtain all renewals thereof.

           1.2 Other Definitional Provisions. (a) The words "hereof," "herein", "hereto" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section and Schedule references are to the Sections and Schedules of this Agreement unless otherwise specified.

           (b) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.


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
           (c) Where the context requires, terms relating to the Collateral or any part thereof, when used in relation to a Grantor, shall refer to such Grantor's Collateral or the relevant part thereof.

Section 2. GRANT OF SECURITY INTEREST TO THE FIRST LIEN ADMINISTRATIVE AGENT

           Each Grantor hereby grants to the First Lien Administrative Agent, for the ratable benefit of the First Lien Secured Parties, a security interest in, and assigns and transfers to the First Lien Administrative Agent all of the following property now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the "First Lien Collateral"), as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of such Grantor's First Lien Obligations:

           (a) all Accounts;

           (b) all Chattel Paper;

           (c) all Contracts;

           (d) all Deposit Accounts;

           (e) all Documents; (f) all Equipment;

           (g) all General Intangibles;

           (h) all Goods;

           (i) all Instruments;

           (j) all Intellectual Property;

           (k) all Inventory;

           (l) all Investment Property;

           (m) all Letter-of-Credit Rights;

           (n) all other property not otherwise described above;

           (o) all books and records pertaining to the First Lien Collateral;
and

           (p) to the extent not otherwise included, all Proceeds, Supporting Obligations and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing;


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
           provided, however, that notwithstanding any of the other provisions set forth in this Section 2, this Agreement shall not constitute a grant of a security interest in (a) any Excluded Capital Stock (to the extent the pledge thereof would require "nonbank lenders" to file a "Form FRG-1" or a "Form FRG-4" (as such quoted terms are used in Regulation U as now and from time to time hereafter in effect)) or (b) any property to the extent that such grant of a security interest is prohibited by any Requirement of Law of a Governmental Authority, requires a consent not obtained of any Governmental Authority pursuant to such Requirement of Law or is prohibited by, or constitutes a breach or default under or results in the termination of or requires any consent not obtained under, any contract, license, agreement, instrument or other document evidencing or giving rise to such property, except (i) to the extent that the terms in such contract, license, instrument or other document providing for such prohibition, breach, default or termination, or requiring such consent are not permitted under Section 8.14 of the Credit Agreement or (ii) to the extent that such Requirement of Law or the term in such contract, license, agreement, instrument or other document providing for such prohibition, breach, default or termination or requiring such consent is ineffective under Section 9-406, 9-407, 9-408 or 9-409 of the UCC (or any successor provision or provisions) of any relevant jurisdiction or any other applicable law (including the Bankruptcy
Code) or principles of equity; provided, however, that such security interest shall attach immediately at such time as such Requirement of Law is not effective or applicable, or any such consent is obtained, or such prohibition, breach, default or termination is no longer applicable or is waived, and to the extent severable, shall attach immediately to any portion of the First Lien Collateral that does not result in such consequences; and provided, further, that no United States intent-to-use trademark or service mark application shall be included in the First Lien Collateral to the extent that, and solely during the period in which, the grant of a security interest therein would impair the validity or enforceability of such intent-to-use trademark or service mark application under Federal law. After such period, each Grantor acknowledges that such interest in such trademark or service mark application shall be subject to a security interest in favor of the First Lien Administrative Agent and shall be included in the First Lien Collateral.

Section 3. GRANT OF SECURITY INTEREST TO THE SECOND LIEN ADMINISTRATIVE AGENT

           Each Grantor hereby grants to the Second Lien Administrative Agent, for the ratable benefit of the Second Lien Secured Parties, a security interest in, and assigns and transfers to the Second Lien Administrative Agent all of the following property now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the "Second Lien Collateral"), as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of such Grantor's Second Lien Obligations:

           (a) all Accounts;

           (b) all Chattel Paper;

           (c) all Contracts;

           (d) all Deposit Accounts;

           (e) all Documents;

           (f) all Equipment;

           (g) all General Intangibles;

           (h) all Goods;


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
           (i) all Instruments;

           (j) all Intellectual Property;

           (k) all Inventory;

           (l) all Investment Property;

           (m) all Letter-of-Credit Rights;

           (n) all other property not otherwise described above;

           (o) all books and records pertaining to the Second Lien Collateral;
and

           (p) to the extent not otherwise included, all Proceeds, Supporting Obligations and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing;

           provided, however, that notwithstanding any of the other provisions set forth in this Section 3, this Agreement shall not constitute a grant of a security interest in (a) any Excluded Capital Stock (to the extent the pledge thereof would require "nonbank lenders" to file a "Form FRG-1" or a "Form FRG-4" (as such quoted terms are used in Regulation U as now and from time to time hereafter in effect)) or (b) any property to the extent that such grant of a security interest is prohibited by any Requirement of Law of a Governmental Authority, requires a consent not obtained of any Governmental Authority pursuant to such Requirement of Law or is prohibited by, or constitutes a breach or default under or results in the termination of or requires any consent not obtained under, any contract, license, agreement, instrument or other document evidencing or giving rise to such property, except (i) to the extent that the terms in such contract, license, instrument or other document providing for such prohibition, breach, default or termination, or requiring such consent are not permitted under Section 8.14 of the Credit Agreement or (ii) to the extent that such Requirement of Law or the term in such contract, license, agreement, instrument or other document providing for such prohibition, breach, default or termination or requiring such consent is ineffective under Section 9-406, 9-407, 9-408 or 9-409 of the UCC (or any successor provision or provisions) of any relevant jurisdiction or any other applicable law (including the Bankruptcy
Code) or principles of equity; provided, however, that such security interest shall attach immediately at such time as such Requirement of Law is not effective or applicable, or any such consent is obtained, or such prohibition, breach, default or termination is no longer applicable or is waived, and to the extent severable, shall attach immediately to any portion of the Second Lien Collateral that does not result in such consequences; and provided, further, that no United States intent-to-use trademark or service mark application shall be included in the Second Lien Collateral to the extent that, and solely during the period in which, the grant of a security interest therein would impair the validity or enforceability of such intent-to-use trademark or service mark application under Federal law. After such period, each Grantor acknowledges that such interest in such trademark or service mark application shall be subject to a security interest in favor of the Second Lien Administrative Agent and shall be included in the Second Lien Collateral.

                   Section 4. REPRESENTATIONS AND WARRANTIES

           To induce each Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrower thereunder, each Grantor hereby represents and warrants to each Agent and each other Secured Party that:

           4.1 Title; No Other Liens. Except for (a) the security interests granted to the First Lien Administrative Agent for the ratable benefit of the First Lien Secured Parties, (b) the security interests granted to the Second Lien Administrative Agent for the ratable benefit of the Second Lien Secured Parties pursuant to this Agreement and (c) the other Liens permitted to exist on the Collateral by the Credit Agreement, such Grantor owns each item of the Collateral free and clear of any and all Liens or claims of others. No financing statement or other public notice with respect to all or any part of the Collateral is on file or of record or will be filed in any public office, except such as have been filed (i) in favor of the Administrative Agent, for the ratable benefit of the Secured Parties, (ii) in favor of the First Lien Administrative Agent, for the ratable benefit of the First Lien Secured Parties,
(iii) in favor of the Second Lien Administrative Agent, for the ratable benefit of the Second Lien Secured Parties, pursuant to this Agreement, (iv) in favor of the Predecessor Administrative Agent, or (v) as are permitted by the Credit Agreement. For the avoidance of doubt, it is understood and agreed that any Grantor may, as part of its business, grant licenses to third parties to use Intellectual Property owned or developed by a Grantor. For purposes of this Agreement and the other Loan Documents, such licensing activity shall not constitute a "Lien" on such Intellectual Property. Each Agent and each other Secured Party understands that any such licenses may be exclusive to the applicable licensees, and such exclusivity provisions may limit the ability of any Agent to utilize, sell, lease or transfer the related Intellectual Property or otherwise realize value from such Intellectual Property pursuant hereto.

           4.2 Perfected Liens. (a) The security interests granted to the First Lien Administrative Agent pursuant to this Agreement (i) upon completion of the filings and other actions specified on Schedule 3 (which, in the case of all filings and other documents referred to on said Schedule, have been delivered to the Administrative Agent in completed and duly executed form) will constitute valid perfected security interests (to the extent perfection may be effected by filing a financing statement) in all of the First Lien Collateral in favor of the First Lien Administrative Agent, for the ratable benefit of the First Lien Secured Parties, as collateral security for such Grantor's First Lien Obligations, enforceable in accordance with the terms hereof against all creditors of such Grantor and any Persons purporting to purchase any First Lien Collateral from such Grantor and (ii) are prior to all other Liens on the First Lien Collateral in existence on the date hereof except for unrecorded Liens permitted by the Credit Agreement which have priority over the Liens on the First Lien Collateral by operation of law, and in the case of Collateral other than Pledged Stock, Liens permitted by Section 8.3 and Section 9.3 of the Credit Agreement.

           (b) The security interests granted to the Second Lien Administrative Agent pursuant to this Agreement (i) upon completion of the filings and other actions specified on Schedule 3 (which, in the case of all filings and other documents referred to on said Schedule, have been delivered to the Administrative Agent in completed and duly executed form) will constitute valid perfected security interests (to the extent perfection may be effected by filing a financing statement) in all of the Second Lien Collateral in favor of the Second Lien Administrative Agent, for the ratable benefit of the Second Lien Secured Parties, as collateral security for such Grantor's Second Lien Obligations, enforceable in accordance with the terms hereof against all creditors of such Grantor and any Persons purporting to purchase any Second Lien Collateral from such Grantor and (ii) are prior to all other Liens on the Second Lien Collateral in existence on the date hereof except for (x) Liens securing the First Lien Obligations and (y) unrecorded Liens permitted by the Credit Agreement which have priority over the Liens on the Second Lien Collateral by operation of law, and in the case of Collateral other than Pledged Stock, Liens permitted by Section 8.3 and Section 9.3 of the Credit Agreement.

           4.3 Jurisdiction of Organization; Chief Executive Office. On the date hereof, such Grantor's jurisdiction of organization, identification number from the jurisdiction of organization (if any), and the location of such Grantor's chief executive office or sole place of business, as the case may be, are specified on Schedule 4. Such Grantor has furnished to the Administrative Agent a certified charter, certificate of incorporation or other organization document and long-form good standing certificate as of a date which is recent to the date hereof.

           4.4 Inventory and Equipment. On the date hereof (a) no Grantor owns any material Inventory, other than dark fiber located on the fiber optic communications networks of the Grantors and (b) the Equipment (other than mobile goods and goods leased or held by third parties) is kept at the locations listed on Schedule 5.

           4.5 Farm Products. None of the Collateral constitutes, or is the Proceeds of, Farm Products.

           4.6 Investment Property. (a) The shares of Pledged Stock pledged by such Grantor hereunder constitute all the issued and outstanding shares of all classes of the Capital Stock of each Issuer owned by such Grantor or, in the case of Foreign Subsidiary Voting Stock, if less, 65% of the outstanding Foreign Subsidiary Voting Stock of each relevant Issuer.

           (b) All the shares of the Pledged Stock of each Subsidiary of such Grantor have been duly and validly issued and are fully paid and nonassessable.

           (c) Such Grantor is the record and beneficial owner of, and has title to, the Pledged Stock and Pledged Notes pledged by it hereunder, free of any and all Liens or options in favor of, or adverse claims of, any other Person, except the security interests created by this Agreement.

           4.7 Investment Accounts. (a) Schedule 2 sets forth under the headings "Securities Accounts" and "Commodities Accounts", respectively, all of the Securities Accounts and Commodities Accounts (each as defined in the UCC) in which each Grantor has an interest. Each Grantor, as applicable, is the sole entitlement holder of each such Securities Account and Commodities Account, and such Grantor has not consented to, and is not otherwise aware of, any Person (other than the First Lien Administrative Agent and the Second Lien Administrative Agent pursuant hereto) having "control" (within the meanings of Sections 8-106 and 9-106 of the UCC) over, or any other interest in (other than Liens permitted under Sections 8.3(l) and 9.3(l) of the Credit Agreement), any such Securities Account or Commodity Account or any securities or other property credited thereto;

           (b) Schedule 2 sets forth under the heading "Deposit Accounts" all of the Deposit Accounts in which each Grantor has an interest and each Grantor is the sole account holder of each such Deposit Account and such Grantor has not consented to, and is not otherwise aware of, any Person (other than the First Lien Administrative Agent and the Second Lien Administrative Agent pursuant hereto) having either sole dominion and control (within the meaning of common law) or "control" (within the meaning of Section 9-104 of the UCC) over, or any other interest in (other than Liens permitted under Sections 8.3(l) and 9.3(l) of the Credit Agreement), any such Deposit Account or any money or other property deposited therein; and

           (c) Each Grantor has taken all actions necessary or desirable to: (i) establish the First Lien Administrative Agent's "control" (within the meanings of Sections 8-106 and 9-106 of the UCC) over any Certificated Securities (as defined in the UCC); (ii) establish each of the First Lien Administrative Agent's and the Second Lien Administrative Agent's "control" (within the meanings of Sections 8-106 and 9-106 of the UCC) over any portion of the Investment Accounts constituting Securities Accounts, Commodities Accounts, Securities Entitlements or Uncertificated Securities (each as defined in the UCC); (iii) establish the Agent's "control" (within the meaning of Section 9-104 of the UCC) over all Deposit Accounts, other than Deposit Accounts that are used solely for the purpose of holding amounts necessary to fund payroll and related payroll taxes in the ordinary course of business and consistent with past practices (in an amount necessary to fund payroll and related payroll taxes which are becoming due within the two (2) Business Days immediately succeeding a deposit) and other amounts not to exceed $1,000,000 in the aggregate for all such Deposit Accounts (such Deposit Accounts as of the Restatement Effective Date are listed on Schedule 7); and (iv) to deliver all Instruments (as defined in the UCC) to the First Lien Administrative Agent to the extent required hereunder.

           4.8 Receivables. No amount payable to such Grantor under or in connection with any Receivable is evidenced by any Instrument (other than checks, drafts or other Instruments that will be promptly deposited in an Investment Account) or Chattel Paper which has not been delivered to the Administrative Agent.

           4.9 Intellectual Property. (a) Schedule 6 lists all registrations and applications for Intellectual Property (including, without limitation, registered Copyrights, Patents, Trademarks and all applications therefor) as well as all Copyright Licenses, Patent Licenses and Trademark Licenses, in each case owned by such Grantor in its own name on the date hereof.

           (b) Each Grantor owns, is licensed to use, or otherwise has valid rights to use all Intellectual Property necessary for the conduct of its business as currently conducted. The use of such Intellectual Property by each Grantor does not, to the knowledge of the Grantors, infringe on the rights of any Person in any material respect. No material claim has been asserted and is pending by any Person challenging or questioning the use of any Intellectual Property or the validity or effectiveness of any Intellectual Property, nor does any Grantor know of any valid basis for any such claim.

           (c) Except as set forth in Schedule 6, on the date hereof, none of the Intellectual Property is the subject of any licensing or franchise agreement pursuant to which such Grantor is the licensor or franchisor.

           (d) No holding, decision or judgment has been rendered by any Governmental Authority which would limit, cancel or question the validity of, or such Grantor's rights in, any Intellectual Property in any respect that could reasonably be expected to have a Material Adverse Effect.

           (e) No action or proceeding is pending, or, to the knowledge of such Grantor, threatened, on the date hereof (i) seeking to limit, cancel or question the validity of any material Intellectual Property or such Grantor's ownership interest therein, or (ii) which, if adversely determined, would have a material adverse effect on the value of any material Intellectual Property.

                        Section 5. FIRST LIEN COVENANTS

           Subject, in each case, to the provisions of Section 14 of the Credit Agreement, each Grantor covenants and agrees with the First Lien Administrative Agent, the Administrative Agent and the other First Lien Secured Lenders that, from and after the date of this Agreement until the Discharge of First Lien
Obligations:

           5.1 Delivery of Instruments, Certificated Securities and Chattel Paper. If any amount payable under or in connection with any of the First Lien Collateral shall be or become evidenced by any Instrument (other than checks, drafts or other Instruments that will be promptly deposited in an Investment Account), Certificated Security or Chattel Paper evidencing an amount in excess of $150,000, such Instrument, Certificated Security or Chattel Paper shall be promptly delivered to the First Lien Administrative Agent, duly indorsed in a manner satisfactory to the First Lien Administrative Agent, to be held as First Lien Collateral pursuant to this Agreement.

           5.2 Maintenance of Insurance. (a) Such Grantor will maintain, with financially sound and reputable companies, insurance policies (i) insuring the Inventory and Equipment against loss by fire, explosion, theft and such other casualties as may be reasonably satisfactory to the First Lien Administrative Agent and (ii) insuring such Grantor, the First Lien Administrative Agent, the Administrative Agent and the First Lien Secured Parties against liability for personal injury and property damage relating to such Inventory and Equipment, such policies to be in such form and amounts and having such coverage as may be reasonably satisfactory to the First Lien Administrative Agent, the Administrative Agent and the other First Lien Secured Parties.

           (b) All such insurance shall (i) provide that no cancellation, material reduction in amount or material change in coverage thereof shall be effective until at least 30 days after receipt by the First Lien Administrative Agent of written notice thereof, (ii) name the First Lien Administrative Agent as an additional insured party or loss payee, (iii) to the extent available on commercially reasonable terms, and if reasonably requested by the First Lien Administrative Agent, include a breach of warranty clause and (iv) be reasonably satisfactory in all other respects to the First Lien Administrative Agent.

           (c) The Borrower shall deliver to the First Lien Administrative Agent a report of a reputable insurance broker with respect to such insurance substantially concurrently with each delivery of the Borrower's audited annual financial statements and such supplemental reports with respect thereto as the First Lien Administrative Agent may from time to time reasonably request.

           5.3 Payment of Obligations. Such Grantor will pay and discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all taxes, assessments and governmental charges or levies imposed upon the First Lien Collateral or in respect of income or profits therefrom, as well as all claims of any kind (including, without limitation, claims for labor, materials and supplies) against or with respect to the First Lien Collateral (other than Liens permitted under Sections 8.3 and 9.3 of the Credit Agreement), except that no such tax, assessment, charge, levy or claim need be paid if the amount or validity thereof is currently being contested in good faith by appropriate proceedings, reserves in conformity with GAAP with respect thereto have been provided on the books of such Grantor and such proceedings could not reasonably be expected to result in the sale, forfeiture or loss of any material portion of the First Lien Collateral or any interest therein.

           5.4 Maintenance of Perfected Security Interest; Further Documentation. (a) Such Grantor shall maintain the security interests of the First Lien Secured Parties created by this Agreement as perfected security interests having at least the priority described in Section 4.2 and shall defend such security interests against the claims and demands of all Persons whomsoever, subject to the rights of such Grantor under the Loan Documents to dispose of the First Lien Collateral.

           (b) Such Grantor will furnish to the First Lien Administrative Agent from time to time statements and schedules further identifying and describing the assets and property of such Grantor and such other reports in connection therewith as the First Lien Administrative Agent may reasonably request, all in reasonable detail.

           (c) At any time and from time to time, upon the written request of the First Lien Administrative Agent, and at the sole expense of such Grantor, such Grantor will promptly and duly execute and deliver, and have recorded, such further instruments and documents and take such further actions as the First Lien Administrative Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, (i) filing any financing or continuation statements under the Uniform Commercial Code (or other similar laws) in effect in any jurisdiction with respect to the security interests created hereby and (ii) in the case of Investment Property, Investment Accounts, Letter-of-Credit Rights and any other relevant First Lien Collateral, taking any actions necessary to enable the First Lien Administrative Agent to obtain "control" (within the meaning of the applicable Uniform Commercial Code) with respect thereto to the extent required hereunder.

           5.5 Changes in Locations, Name, etc. Such Grantor will not, except upon 15 days' (or such shorter period as may be agreed to by the First Lien Administrative Agent) prior written notice to the First Lien Administrative Agent and delivery to the First Lien Administrative Agent of (a) all additional executed financing statements and other documents reasonably requested by the First Lien Administrative Agent to maintain the validity, perfection and priority of the security interests provided for herein and (b) if applicable, a written supplement to Schedule 4 showing the relevant new jurisdiction of organization, location of chief executive office or sole place of business, as appropriate:

          (i) change its jurisdiction of organization or the location of its chief executive office or sole place of business, as appropriate, from that referred to in Section 4.3; or

          (ii) change its name.

           5.6 Notices. Such Grantor will advise the First Lien Administrative Agent promptly, in reasonable detail, of:

           (a) any Lien (other than security interests created by this Agreement or Liens permitted under the Credit Agreement) on any of the First Lien Collateral which would adversely affect the ability of the First Lien Administrative Agent to exercise any of its remedies hereunder; and

           (b) the occurrence of any other event which could reasonably be expected to have a material adverse effect on the aggregate value of the First Lien Collateral or on the security interests created hereby.

           5.7 Investment Property. (a) If such Grantor shall become entitled to receive or shall receive any certificate (including, without limitation, any certificate representing a dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights in respect of the Capital Stock of any Issuer, whether in addition to, in substitution of, as a conversion of, or in exchange for, any shares of the Pledged Stock, or otherwise in respect thereof, such Grantor shall accept the same as the agent of the First Lien Administrative Agent and the other First Lien Secured Parties, hold the same in trust for the First Lien Administrative Agent and the other First Lien Secured Parties and deliver the same forthwith to the First Lien Administrative Agent in the exact form received, duly indorsed by such Grantor to the First Lien Administrative Agent, if required, together with an undated stock power covering such certificate duly executed in blank by such Grantor and with, if the First Lien Administrative Agent so requests, signature guaranteed, to be held by the First Lien Administrative Agent, subject to the terms hereof, as additional collateral security for the First Lien Obligations. Any sums paid upon or in respect of the Investment Property upon the liquidation or dissolution of any Issuer shall, unless otherwise subject to a perfected security interest in favor of the First Lien Administrative Agent, be paid over to the First Lien Administrative Agent to be held by it hereunder as additional collateral security for the First Lien Obligations, and in case any distribution of capital shall be made on or in respect of the Investment Property or any property shall be distributed upon or with respect to the Investment Property pursuant to the recapitalization or reclassification of the capital of any Issuer or pursuant to the reorganization thereof, the property so distributed shall, unless otherwise subject to a perfected security interest in favor of the First Lien Administrative Agent, be delivered to the First Lien Administrative Agent to be held by it hereunder as additional collateral security for the First Lien Obligations. If any sums of money or property so paid or distributed in respect of such Investment Property shall be received by such Grantor, such Grantor shall, until such money or property is paid or delivered to the First Lien Administrative Agent, unless otherwise subject to a perfected security interest in favor of the First Lien Administrative Agent, hold such money or property in trust for the First Lien Administrative Agent and the other First Lien Secured Parties, segregated from other funds of such Grantor, as additional collateral security for the First Lien Obligations.

           (b) Without the prior written consent of the First Lien Administrative Agent, and except as permitted by the Credit Agreement, such Grantor will not (i) vote to enable, or take any other action to permit, any Issuer to issue any Capital Stock of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any Capital Stock of any nature of any Issuer, (ii) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Investment Property or Proceeds thereof, (iii) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Investment Property or Proceeds thereof, or any interest therein, except for the security interests created by this Agreement or (iv) enter into any agreement or undertaking restricting the right or ability of such Grantor or the First Lien Administrative Agent to sell, assign or transfer any of the Investment Property or Proceeds thereof.

           (c) In the case of each Grantor which is an Issuer, such Issuer agrees that (i) it will be bound by the terms of this Agreement relating to the Capital Stock issued by it and will comply with such terms insofar as such terms are applicable to it, (ii) it will notify the First Lien Administrative Agent promptly in writing of the occurrence of any of the events described in Section 5.7(a) with respect to the Capital Stock issued by it and (iii) the terms of Sections 7.3(c) and 7.7 shall apply to it, mutatis mutandis, with respect to all actions that may be required of it pursuant to Section 7.3(c) or 7.7 with respect to the Capital Stock issued by it.

           (d) All Excluded Stock shall be held, beneficially or of record, by Grantors other than the Borrower, Holdings or CG Austria.

           5.8 Investment Accounts. With respect to any Investment Accounts consisting of Securities Accounts or Securities Entitlements, it shall enter into and shall cause the securities intermediary maintaining such Securities Account or Securities Entitlement to enter into an agreement in form and substance reasonably satisfactory to the First Lien Administrative Agent pursuant to which it shall agree to comply with the Agent's "entitlement orders" without further consent by such Grantor. With respect to any Investment Account that is a "Deposit Account," it shall enter into and shall cause the depositary institution maintaining such account to enter into an agreement in form and substance reasonably satisfactory to the First Lien Administrative Agent, pursuant to which the First Lien Administrative Agent shall have "control" (within the meaning of Section 9-104 of the UCC) over such Deposit Account; provided that this Section 5.8 shall not apply to Deposit Accounts that are used solely for the purpose of holding (a) amounts necessary to fund payroll and related payroll taxes in the ordinary course of business and consistent with past practices (in an amount necessary to fund payroll and related payroll taxes which are becoming due within the two (2) Business Days immediately succeeding a deposit) and (b) other amounts not to exceed $1,000,000 in the aggregate for all such Deposit Accounts (such Deposit Accounts as of the Restatement Effective Date are listed on Schedule 7).

           5.9 Receivables. Other than in the ordinary course of business consistent with its past practice, such Grantor will not (i) grant any extension of the time of payment of any Receivable, (ii) compromise or settle any Receivable for less than the full amount thereof, (iii) release, wholly or partially, any Person liable for the payment of any Receivable, (iv) allow any credit or discount whatsoever on any Receivable or (v) amend, supplement or modify any Receivable in any manner that could adversely affect the value thereof.

           5.10 Intellectual Property. (a) Such Grantor (either itself or through licensees) will (i) continue to use each material Trademark in order to maintain such material Trademark in full force free from any claim of abandonment for non-use, (ii) maintain as in the past the quality of products and services offered under such material Trademark, (iii) use such material Trademark with the appropriate notice of registration and all other notices and legends required by applicable Requirements of Law, (iv) not adopt or use any mark which is confusingly similar or a colorable imitation of such material Trademark unless the First Lien Administrative Agent, for the ratable benefit of the First Lien Secured Parties, shall obtain a perfected security interest in such mark pursuant to this Agreement, and (v) not (and not knowingly permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby such Trademark may become invalidated or impaired in any way.

           (b) Such Grantor (either itself or through licensees) will not do any act, or omit to do any act, whereby any material Patent may become forfeited, abandoned or dedicated to the public.

           (c) Such Grantor (either itself or through licensees) will not (and will not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby any such material Copyrights may become invalidated or otherwise impaired. Such Grantor will not (either itself or through licensees) do any act whereby any material portion of such Copyrights may fall into the public domain.

           (d) Such Grantor (either itself or through licensees) will not do any act that knowingly uses any material Intellectual Property to infringe the intellectual property rights of any other Person.

           (e) Such Grantor will notify the First Lien Administrative Agent promptly if it knows, or has reason to know, that any application or registration relating to any material Intellectual Property may become forfeited, abandoned or dedicated to the public, or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court or tribunal in any country) regarding such Grantor's ownership of, or the validity of, any material Intellectual Property or such Grantor's right to register the same or to own and maintain the same.

           (f) Whenever such Grantor, either by itself or through any agent, employee, licensee or designee, shall file an application for the registration of any Intellectual Property with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, such Grantor shall report such filing to the First Lien Administrative Agent within 45 days after the last day of the fiscal quarter in which such filing occurs. Upon request of the First Lien Administrative Agent, such Grantor shall execute and deliver, and have recorded, any and all agreements, instruments, documents, and papers as the First Lien Administrative Agent may reasonably request to evidence the First Lien Administrative Agent's and the other First Lien Secured Parties' security interest in any Copyright, Patent or Trademark and the goodwill and general intangibles of such Grantor relating thereto or represented thereby.

           (g) Such Grantor will take all reasonable and necessary steps, including, without limitation, in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue each material application (and to obtain the relevant registration) and to maintain each registration of the material Intellectual Property, including, without limitation, filing of applications for renewal, affidavits of use and affidavits of incontestability.

           (h) In the event that any material Intellectual Property is infringed, misappropriated or diluted by a third party, such Grantor shall take such actions as such Grantor shall reasonably deem appropriate under the circumstances to protect such Intellectual Property.

           5.11 Section 5 for the Exclusive Benefit of the First Lien Administrative Agent and the other First Lien Secured Parties. For the avoidance of doubt, the parties to this Agreement hereby agree and acknowledge that the provisions of this Section 5 are for the exclusive benefit of the First Lien Administrative Agent and the other First Lien Secured Parties and that the provisions of this Section 5 do not apply to the Second Lien Administrative Agent or the other Second Lien Secured Parties in any manner whatsoever.

                        Section 6. SECOND LIEN COVENANTS

           Subject, in each case, to the provisions of Section 14 of the Credit Agreement, each Grantor covenants and agrees with the Second Lien Administrative Agent and the other Second Lien Secured Parties that, from and after the date of this Agreement until the Discharge of Second Lien Obligations:

           6.1 Delivery of Instruments, Certificated Securities and Chattel Paper. If any amount payable under or in connection with any of the Second Lien Collateral shall be or become evidenced by any Instrument (other than checks, drafts or other Instruments that will be promptly deposited in an Investment Account), Certificated Security or Chattel Paper evidencing an amount in excess of $150,000, such Instrument, Certificated Security or Chattel Paper shall be promptly delivered to the Second Lien Administrative Agent, duly indorsed in a manner satisfactory to the Second Lien Administrative Agent, to be held as Second Lien Collateral pursuant to this Agreement.

           6.2 Maintenance of Insurance. (a) Such Grantor will maintain, with financially sound and reputable companies, insurance policies (i) insuring the Inventory and Equipment against loss by fire, explosion, theft and such other casualties as may be reasonably satisfactory to the Second Lien Administrative Agent and (ii) insuring such Grantor, the Second Lien Administrative Agent and the Second Lien Secured Parties against liability for personal injury and property damage relating to such Inventory and Equipment, such policies to be in such form and amounts and having such coverage as may be reasonably satisfactory to the Second Lien Administrative Agent and the other Second Lien Secured Parties.

           (b) All such insurance shall (i) provide that no cancellation, material reduction in amount or material change in coverage thereof shall be effective until at least 30 days after receipt by the Second Lien Administrative Agent of written notice thereof, (ii) name the Second Lien Administrative Agent as an additional insured party or loss payee, (iii) to the extent available on commercially reasonable terms, and if reasonably requested by the Second Lien Administrative Agent, include a breach of warranty clause and (iv) be reasonably satisfactory in all other respects to the Second Lien Administrative Agent.

           (c) The Borrower shall deliver to the Second Lien Administrative Agent a report of a reputable insurance broker with respect to such insurance substantially concurrently with each delivery of the Borrower's audited annual financial statements and such supplemental reports with respect thereto as the Second Lien Administrative Agent may from time to time reasonably request.

           6.3 Payment of Obligations. Such Grantor will pay and discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all taxes, assessments and governmental charges or levies imposed upon the Second Lien Collateral or in respect of income or profits therefrom, as well as all claims of any kind (including, without limitation, claims for labor, materials and supplies) against or with respect to the Second Lien Collateral (other than Liens permitted under Sections 8.3 and 9.3 of the Credit Agreement), except that no such tax, assessment, charge, levy or claim need be paid if the amount or validity thereof is currently being contested in good faith by appropriate proceedings, reserves in conformity with GAAP with respect thereto have been provided on the books of such Grantor and such proceedings could not reasonably be expected to result in the sale, forfeiture or loss of any material portion of the Second Lien Collateral or any interest therein.

           6.4 Maintenance of Perfected Security Interest; Further Documentation. (a) Such Grantor shall maintain the security interests of the Second Lien Secured Parties created by this Agreement as perfected security interests having at least the priority described in Section 4.2 and shall defend such security interests against the claims and demands of all Persons whomsoever, subject to the rights of such Grantor under the Loan Documents to dispose of the Second Lien Collateral.

           (b) Such Grantor will furnish to the Second Lien Administrative Agent from time to time statements and schedules further identifying and describing the assets and property of such Grantor and such other reports in connection therewith as the Second Lien Administrative Agent may reasonably request, all in reasonable detail.

           (c) At any time and from time to time, upon the written request of the Second Lien Administrative Agent, and at the sole expense of such Grantor, such Grantor will promptly and duly execute and deliver, and have recorded, such further instruments and documents and take such further actions as the Second Lien Administrative Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, (i) filing any financing or continuation statements under the Uniform Commercial Code (or other similar laws) in effect in any jurisdiction with respect to the security interests created hereby and (ii) in the case of Investment Property, Investment Accounts, Letter-of-Credit Rights and any other relevant Second Lien Collateral, taking any actions necessary to enable the Second Lien Administrative Agent to obtain "control" (within the meaning of the applicable Uniform Commercial Code) with respect thereto.

           6.5 Changes in Locations, Name, etc. Such Grantor will not, except upon 15 days' (or such shorter period as may be agreed to by the First Lien Administrative Agent) prior written notice to the Second Lien Administrative Agent and delivery to the Second Lien Administrative Agent of (a) all additional executed financing statements and other documents reasonably requested by the Second Lien Administrative Agent to maintain the validity, perfection and priority of the security interests provided for herein and (b) if applicable, a written supplement to Schedule 4 showing the relevant new jurisdiction of organization, location of chief executive office or sole place of business, as appropriate:

          (i) change its jurisdiction of organization or the location of its chief executive office or sole place of business, as appropriate, from that referred to in Section 4.3; or

          (ii) change its name.

           6.6 Notices. Such Grantor will advise the Second Lien Administrative Agent promptly, in reasonable detail, of:

           (a) any Lien (other than security interests created by this Agreement or Liens permitted under the Credit Agreement) on any of the Second Lien Collateral which would adversely affect the ability of the Second Lien Administrative Agent to exercise any of its remedies hereunder; and

           (b) the occurrence of any other event which could reasonably be expected to have a material adverse effect on the aggregate value of the Second Lien Collateral or on the security interests created hereby.

           6.7 Investment Property. (a) If such Grantor shall become entitled to receive or shall receive any certificate (including, without limitation, any certificate representing a dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights in respect of the Capital Stock of any Issuer, whether in addition to, in substitution of, as a conversion of, or in exchange for, any shares of the Pledged Stock, or otherwise in respect thereof, such Grantor shall accept the same as the agent of the Second Lien Administrative Agent and the other Second Lien Secured Parties, hold the same in trust for the Second Lien Administrative Agent and the other Second Lien Secured Parties and deliver the same forthwith to the Second Lien Administrative Agent in the exact form received, duly indorsed by such Grantor to the Second Lien Administrative Agent, if required, together with an undated stock power covering such certificate duly executed in blank by such Grantor and with, if the Second Lien Administrative Agent so requests, signature guaranteed, to be held by the Second Lien Administrative Agent, subject to the terms hereof, as additional collateral security for the Second Lien Obligations. Any sums paid upon or in respect of the Investment Property upon the liquidation or dissolution of any Issuer shall, unless otherwise subject to a perfected security interest in favor of the Second Lien Administrative Agent, be paid over to the Second Lien Administrative Agent to be held by it hereunder as additional collateral security for the Second Lien Obligations, and in case any distribution of capital shall be made on or in respect of the Investment Property or any property shall be distributed upon or with respect to the Investment Property pursuant to the recapitalization or reclassification of the capital of any Issuer or pursuant to the reorganization thereof, the property so distributed shall, unless otherwise subject to a perfected security interest in favor of the Second Lien Administrative Agent, be delivered to the Second Lien Administrative Agent to be held by it hereunder as additional collateral security for the Obligations. If any sums of money or property so paid or distributed in respect of such Investment Property shall be received by such Grantor, such Grantor shall, until such money or property is paid or delivered to the Second Lien Administrative Agent, unless otherwise subject to a perfected security interest in favor of the Second Lien Administrative Agent, hold such money or property in trust for the Second Lien Administrative Agent and the other Second Lien Secured Parties, segregated from other funds of such Grantor, as additional collateral security for the Second Lien Obligations.

           (b) Without the prior written consent of the Second Lien Administrative Agent, and except as permitted by the Credit Agreement such Grantor will not (i) vote to enable, or take any other action to permit, any Issuer to issue any Capital Stock of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any Capital Stock of any nature of any Issuer, (ii) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Investment Property or Proceeds thereof, (iii) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Investment Property or Proceeds thereof, or any interest therein, except for the security interests created by this Agreement or (iv) enter into any agreement or undertaking restricting the right or ability of such Grantor or the Second Lien Administrative Agent to sell, assign or transfer any of the Investment Property or Proceeds thereof.

           (c) In the case of each Grantor which is an Issuer, such Issuer agrees that (i) it will be bound by the terms of this Agreement relating to the Capital Stock issued by it and will comply with such terms insofar as such terms are applicable to it, (ii) it will notify the Second Lien Administrative Agent promptly in writing of the occurrence of any of the events described in Section 6.7(a) with respect to the Capital Stock issued by it and (iii) the terms of Sections 8.3(c) and 8.7 shall apply to it, mutatis mutandis, with respect to all actions that may be required of it pursuant to Section 8.3(c) or 8.7 with respect to the Capital Stock issued by it.

           (d) All Excluded Stock shall be held, beneficially or of record, by Grantors other than the Borrower, Holdings or CG Austria.

           6.8 Investment Accounts. With respect to any Investment Accounts consisting of Securities Accounts or Securities Entitlements, it shall enter into and shall cause the securities intermediary maintaining such Securities Account or Securities Entitlement to enter into an agreement in form and substance reasonably satisfactory to the Second Lien Administrative Agent pursuant to which it shall agree to comply with the Agent's "entitlement orders" without further consent by such Grantor. With respect to any Investment Account that is a "Deposit Account," it shall enter into and shall cause the depositary institution maintaining such account to enter into an agreement in form and substance reasonably satisfactory to the Second Lien Administrative Agent, pursuant to which the Second Lien Administrative Agent shall have "control" (within the meaning of Section 9-104 of the UCC) over such Deposit Account; provided that this Section 6.8 shall not apply to Deposit Accounts that are used solely for the purpose of holding (a) amounts necessary to fund payroll and related payroll taxes in the ordinary course of business and consistent with past practices (in an amount necessary to fund payroll and related payroll taxes which are becoming due within the two (2) Business Days immediately succeeding a deposit) and (b) other amounts not to exceed $1,000,000 in the aggregate for all such Deposit Accounts (such Deposit Accounts as of the Restatement Effective Date are listed on Schedule 7).

           6.9 Receivables. Other than in the ordinary course of business consistent with its past practice, such Grantor will not (i) grant any extension of the time of payment of any Receivable, (ii) compromise or settle any Receivable for less than the full amount thereof, (iii) release, wholly or partially, any Person liable for the payment of any Receivable, (iv) allow any credit or discount whatsoever on any Receivable or (v) amend, supplement or modify any Receivable in any manner that could adversely affect the value thereof.

           6.10 Intellectual Property. (a) Such Grantor (either itself or through licensees) will (i) continue to use each material Trademark in order to maintain such material Trademark in full force free from any claim of abandonment for non-use, (ii) maintain as in the past the quality of products and services offered under such material Trademark, (iii) use such material Trademark with the appropriate notice of registration and all other notices and legends required by applicable Requirements of Law, (iv) not adopt or use any mark which is confusingly similar or a colorable imitation of such material Trademark unless the Second Lien Administrative Agent, for the ratable benefit of the Second Lien Secured Parties, shall obtain a perfected security interest in such mark pursuant to this Agreement, and (v) not (and not knowingly permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby such Trademark may become invalidated or impaired in any way.

           (b) Such Grantor (either itself or through licensees) will not do any act, or omit to do any act, whereby any material Patent may become forfeited, abandoned or dedicated to the public.

           (c) Such Grantor (either itself or through licensees) will not (and will not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby any such material Copyrights may become invalidated or otherwise impaired. Such Grantor will not (either itself or through licensees) do any act whereby any material portion of such Copyrights may fall into the public domain.

           (d) Such Grantor (either itself or through licensees) will not do any act that knowingly uses any material Intellectual Property to infringe the intellectual property rights of any other Person.

           (e) Such Grantor will notify the Second Lien Administrative Agent promptly if it knows, or has reason to know, that any application or registration relating to any material Intellectual Property may become forfeited, abandoned or dedicated to the public, or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court or tribunal in any country) regarding such Grantor's ownership of, or the validity of, any material Intellectual Property or such Grantor's right to register the same or to own and maintain the same.

           (f) Whenever such Grantor, either by itself or through any agent, employee, licensee or designee, shall file an application for the registration of any Intellectual Property with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, such Grantor shall report such filing to the Second Lien Administrative Agent within 45 days after the last day of the fiscal quarter in which such filing occurs. Upon request of the Second Lien Administrative Agent, such Grantor shall execute and deliver, and have recorded, any and all agreements, instruments, documents, and papers as the Second Lien Administrative Agent may reasonably request to evidence the Second Lien Administrative Agent's and the other Second Lien Secured Parties' security interest in any Copyright, Patent or Trademark and the goodwill and general intangibles of such Grantor relating thereto or represented thereby.

           (g) Such Grantor will take all reasonable and necessary steps, including, without limitation, in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue each material application (and to obtain the relevant registration) and to maintain each registration of the material Intellectual Property, including, without limitation, filing of applications for renewal, affidavits of use and affidavits of incontestability.

           (h) In the event that any material Intellectual Property is infringed, misappropriated or diluted by a third party, such Grantor shall take such actions as such Grantor shall reasonably deem appropriate under the circumstances to protect such Intellectual Property.

           6.11 Section 6 for the Exclusive Benefit of the Second Lien Administrative Agent and the other Second Lien Secured Parties. For the avoidance of doubt, the parties to this Agreement hereby agree and acknowledge that the provisions of this Section 6 are for the exclusive benefit of the Second Lien Administrative Agent and the other Second Lien Secured Parties and that the provisions of this Section 6 do not apply to the First Lien Administrative Agent or the other First Lien Secured Parties in any manner whatsoever.

           6.12 Delivery of Collateral. Notwithstanding anything to the contrary contained in this Section 6, prior to the Discharge of the First Lien Obligations, no Grantor shall be required to deliver physical possession of any Collateral or turn over proceeds of the Collateral (including, but not limited to any Instrument, Certificated Security or Chattel Paper) to the Second Administrative Agent, provided that such Grantor has complied with the requirements regarding delivery or turn over of such Collateral to the First Lien Administrative Agent in accordance with the provisions contained in Section 5 of this Agreement.

         Section 7. FIRST LIEN ADMINISTRATIVE AGENT REMEDIAL PROVISIONS

           Subject, in each case, to the provisions of Section 14 of the Credit Agreement, each Grantor covenants and agrees with the First Lien Administrative Agent and the other First Lien Secured Parties that, from and after the date of this Agreement until the Discharge of First Lien Obligations:

           7.1 Certain Matters Relating to Receivables. (a) The First Lien Administrative Agent hereby authorizes each Grantor to collect such Grantor's Receivables and the First Lien Administrative Agent may curtail or terminate said authority at any time after the occurrence and during the continuance of a First Lien Event of Default. If required by the First Lien Administrative Agent at any time after the occurrence and during the continuance of a First Lien Event of Default, any payments of Receivables, when collected by any Grantor,
(i) shall be forthwith (and, in any event, within two Business Days) deposited by such Grantor in the exact form received, duly indorsed by such Grantor to the First Lien Administrative Agent if required, in a Collateral Account over which the First Lien Administrative Agent has control, subject to withdrawal by the

First Lien Administrative Agent for the account of the First Lien Secured Parties only as provided in Section 7.5, and (ii) until so turned over, shall be held by such Grantor in trust for the First Lien Administrative Agent and the other First Lien Secured Parties, segregated from other funds of such Grantor. After the occurrence of a First Lien Event of Default, each such deposit of Proceeds of Receivables shall be accompanied by a report identifying in reasonable detail the nature and source of the payments included in the deposit.

           (b) At the First Lien Administrative Agent's request, after the occurrence of a First Lien Event of Default each Grantor shall deliver to the First Lien Administrative Agent all original and other documents evidencing, and relating to, the agreements and transactions which gave rise to the Receivables, including, without limitation, all original orders, invoices and shipping receipts.

           7.2 Communications with Obligors; Grantors Remain Liable. (a) The First Lien Administrative Agent in its own name or in the name of others may at any time after the occurrence and during the continuance of a First Lien Event of Default communicate with obligors under the Receivables and parties to the Contracts to verify with them to the First Lien Administrative Agent's satisfaction the existence, amount and terms of any Receivables or Contracts.

           (b) Upon the request of the First Lien Administrative Agent, at any time after the occurrence and during the continuance of a First Lien Event of Default, each Grantor shall notify obligors on the Receivables and parties to the Contracts that the Receivables and the Contracts have been assigned to the First Lien Administrative Agent for the ratable benefit of the First Lien Secured Parties and that payments in respect thereof shall be made directly to the First Lien Administrative Agent.

           (c) Anything herein to the contrary notwithstanding, each Grantor shall remain liable under each of the Receivables and Contracts to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise thereto. Neither the First Lien Administrative Agent nor any other First Lien Secured Party shall have any obligation or liability under any Receivable (or any agreement giving rise thereto) or Contract by reason of or arising out of this Agreement or the receipt by the First Lien Administrative Agent or any Lender of any payment relating thereto, nor shall the First Lien Administrative Agent or any other First Lien Secured Party be obligated in any manner to perform any of the obligations of any Grantor under or pursuant to any Receivable (or any agreement giving rise thereto) or Contract, to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party thereunder, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

           7.3 Investment Property. (a) Unless a First Lien Event of Default shall have occurred and be continuing and the First Lien Administrative Agent shall have given notice to the relevant Grantor of the First Lien Administrative Agent's intent to exercise its corresponding rights pursuant to Section 7.3(b), each Grantor shall be permitted to receive all cash dividends paid in respect of the Pledged Stock and all payments made in respect of the Pledged Notes, to the extent permitted in the Credit Agreement, and to exercise all voting and corporate or other organizational rights with respect to the Investment Property; provided, however, that no vote shall be cast or corporate or other organizational right exercised or other action taken which, in the First Lien Administrative Agent's reasonable judgment, would impair the First Lien Collateral or which would be inconsistent with or result in any violation of any provision of the Credit Agreement, this Agreement or any other Loan Document.

           (b) If a First Lien Event of Default shall occur and be continuing and the First Lien Administrative Agent shall give notice of its intent to exercise such rights to the relevant Grantor or Grantors, (i) the First Lien Administrative Agent shall have the right to receive any and all cash dividends, payments or other Proceeds paid in respect of the Investment Property and make application thereof to the First Lien Obligations in such order as the First Lien Administrative Agent may determine, and (ii) any or all of the Investment Property shall be registered in the name of the First Lien Administrative Agent or its nominee, and the First Lien Administrative Agent or its nominee may thereafter exercise (x) all voting, corporate and other rights pertaining to such Investment Property at any meeting of shareholders of the relevant Issuer or Issuers or otherwise and (y) any and all rights of conversion, exchange and subscription and any other rights, privileges or options pertaining to such Investment Property as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Investment Property upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate or other organizational structure of any Issuer, or upon the exercise by any Grantor or the First Lien Administrative Agent of any right, privilege or option pertaining to such Investment Property, and in connection therewith, the right to deposit and deliver any and all of the Investment Property with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the First Lien Administrative Agent may determine), all without liability except to account for property actually received by it, but the First Lien Administrative Agent shall have no duty to any Grantor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

           (c) Each Grantor hereby authorizes and instructs each Issuer of any Pledged Stock or Pledged Notes pledged by such Grantor hereunder to (i) comply with any instruction received by it from the First Lien Administrative Agent in writing that (x) states that a First Lien Event of Default has occurred and is continuing and (y) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Grantor, and each Grantor agrees that each Issuer shall be fully protected in so complying, and (ii) unless otherwise expressly permitted hereby, pay any dividends or other payments with respect to the Pledged Stock and Pledged Notes directly to the First Lien Administrative Agent.

           (d) If a First Lien Event of Default shall have occurred and be continuing, the First Lien Administrative Agent shall have the right to apply the balance from any Deposit Account or instruct the bank at which any Deposit Account is maintained to pay the balance of any Deposit Account to or for the benefit of the First Lien Administrative Agent.

           7.4 Proceeds to be Turned Over To First Lien Administrative Agent. In addition to the rights of the First Lien Administrative Agent and the other First Lien Secured Parties specified in Section 7.1 with respect to payments of Receivables, if a First Lien Event of Default shall occur and be continuing, all Proceeds received by any Grantor consisting of cash, checks, Cash Equivalents and other near-cash items shall be held by such Grantor in trust for the First Lien Administrative Agent and the other First Lien Secured Parties, segregated from other funds of such Grantor, and shall, forthwith upon receipt by such Grantor, be turned over to the First Lien Administrative Agent in the exact form received by such Grantor (duly indorsed by such Grantor to the First Lien Administrative Agent, if required). All Proceeds received by the First Lien Administrative Agent hereunder shall be held by the First Lien Administrative Agent in a Collateral Account maintained under its sole dominion and control. All Proceeds while held by the First Lien Administrative Agent in a Collateral Account (or by such Grantor in trust for the First Lien Administrative Agent and the other First Lien Secured Parties) shall continue to be held as collateral security for all the First Lien Obligations and shall not constitute payment thereof until applied as provided in Section 7.5.

           7.5 Application of Proceeds. If a First Lien Event of Default shall have occurred and be continuing, at any time at the First Lien Administrative Agent's election, the First Lien Administrative Agent may apply all or any part of Proceeds constituting First Lien Collateral, whether or not held in any Collateral Account, in payment of the First Lien Obligations in the following order:

           (a) First, to the payment of all costs and expenses of any sale, collection or other realization on the First Lien Collateral, including reasonable compensation to the First Lien Administrative Agent, the Administrative Agent and their agents and counsel, and reimbursement for all other costs, expenses, liabilities and advances made or incurred by First Lien Administrative Agent or the Administrative Agent in connection therewith (including as described in Section 7.6 hereof), and all amounts for which First Lien Administrative Agent or the Administrative Agent is entitled to indemnification hereunder and all advances made by First Lien Administrative Agent or the Administrative Agent hereunder for the account of the applicable Grantor, and to the payment of all costs and expenses paid or incurred by First Lien Administrative Agent or the Administrative Agent in connection with the exercise of any right or remedy hereunder or under the Credit Agreement or any other Loan Document and to the payment or reimbursement of all indemnification obligations, fees, costs and expenses owing to the Administrative Agent or the First Lien Administrative Agent hereunder or under the Credit Agreement or any other Loan Document, all in accordance with the terms hereof or thereof;

           (b) Second, to pay accrued interest on and then principal of any portion of (without duplication) (x) the Revolving Loans that the Administrative Agent or the First Lien Administrative Agent may have advanced on behalf of any First Lien Facility Lender for which the Administrative Agent or the First Lien Administrative Agent has not then been reimbursed by such First Lien Facility Lender or Borrower, (y) the amount of drawings honored by any Issuing Lender under a Letter of Credit for which such Issuing Lender has not then been reimbursed by any First Lien Facility Lender or Borrower and (z) the amount of any Swingline Loans for which the Swingline Lender has not been reimbursed by any First Lien Facility Lender or the Borrower;

           (c) Third, to pay accrued and unpaid fees and expenses of the First Lien Secured Parties under the Loan Documents;

           (d) Fourth, for application by it towards payment of amounts then due and owing and remaining unpaid in respect of the First Lien Obligations, pro rata among the First Lien Facility Lenders and Qualified Counterparties according to the amounts of the First Lien Obligations then due and owing and remaining unpaid to the First Lien Facility Lenders and the Qualified Counterparties (including obligations with respect to the cash collections of Letters of Credit);

           (e) Fifth, for application by it towards prepayment of the First Lien Obligations, pro rata among the First Lien Facility Lenders according to the amounts of the First Lien Obligations then held by the First Lien Facility Lenders (including obligations with respect to the cash collections of Letters of Credit); and

           (f) Sixth, any balance of such Proceeds remaining after the Discharge of First Lien Obligations shall be paid over to (a) prior to the Discharge of Second Lien Obligations, to the Second Lien Administrative Agent and (b) thereafter, to the Borrower or to whomsoever may be lawfully entitled to receive the same.

           7.6 Code and Other Remedies. If a First Lien Event of Default shall occur and be continuing, the First Lien Administrative Agent, on behalf of the First Lien Secured Parties, may exercise, in addition to all other rights and remedies granted to them in this Agreement and in any other instrument or agreement securing, evidencing or relating to the First Lien Obligations, all rights and remedies of a secured party under the New York UCC or any other applicable law. Without limiting the generality of the foregoing, the First Lien

Administrative Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law) to or upon any Grantor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the First Lien Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the First Lien Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of the First Lien Administrative Agent or any other First Lien Secured Party or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The First Lien Administrative Agent or any other First Lien Secured Party shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the First Lien Collateral so sold, free of any right or equity of redemption in any Grantor, which right or equity is hereby waived and released. Each Grantor further agrees, at the First Lien Administrative Agent's request, to assemble the First Lien Collateral and make it available to the First Lien Administrative Agent at places which the First Lien Administrative Agent shall reasonably select, whether at such Grantor's premises or elsewhere. The First Lien Administrative Agent shall apply the net proceeds of any action taken by it pursuant to this Section 7.6, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the First Lien Collateral or in any way relating to the First Lien Collateral or the rights of the First Lien Administrative Agent and the other First Lien Secured Parties hereunder, including, without limitation, reasonable attorneys' fees and disbursements, to the payment in whole or in part of the First Lien Obligations, in such order as the First Lien Administrative Agent may elect, and only after such application and after the payment by the First Lien Administrative Agent of any other amount required by any provision of law, including, without limitation, Section 9-615(a)(3) of the New York UCC, need the First Lien Administrative Agent account for the surplus, if any, to any Grantor. To the extent permitted by applicable law, each Grantor waives all claims, damages and demands it may acquire against the First Lien Administrative Agent or any other First Lien Secured Party arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of First Lien Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

           7.7 Registration Rights. (a) If the First Lien Administrative Agent shall determine to exercise its right to sell any or all of the Pledged Stock pursuant to Section 7.6, and if in the opinion of the First Lien Administrative Agent it is necessary or advisable to have the Pledged Stock, or that portion thereof to be sold, registered under the provisions of the Securities Act, the relevant Grantor will cause the Issuer thereof to (i) execute and deliver, and cause the directors and officers of such Issuer to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the opinion of the First Lien Administrative Agent, necessary or advisable to register the Pledged Stock, or that portion thereof to be sold, under the provisions of the Securities Act, (ii) use its best efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of one year from the date of the first public offering of the Pledged Stock, or that portion thereof to be sold, and (iii) make all amendments thereto and/or to the related prospectus which, in the opinion of the First Lien Administrative Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. Each Grantor agrees to cause such Issuer to comply with the provisions of the securities or "Blue Sky" laws of any and all jurisdictions which the First Lien Administrative Agent shall designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of Section 11(a) of the Securities Act.

           (b) Each Grantor recognizes that the First Lien Administrative Agent may be unable to effect a public sale of any or all the Pledged Stock, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The First Lien Administrative Agent shall be under no obligation to delay a sale of any of the Pledged Stock for the period of time necessary to permit the Issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such Issuer would agree to do so.

           (c) Each Grantor agrees to use its best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Stock pursuant to this Section 7.7 valid and binding and in compliance with any applicable Requirement of Law. Each Grantor further agrees that a breach of any of the covenants contained in this Section
7.7 will cause irreparable injury to the First Lien Administrative Agent and the other First Lien Secured Parties, that the First Lien Administrative Agent and the other First Lien Secured Parties have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 7.7 shall be specifically enforceable against such Grantor, and such Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no First Lien Event of Default has occurred under the Credit Agreement.

           7.8 Deficiency. Each Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the First Lien Collateral are insufficient to pay its First Lien Obligations and the fees and disbursements of any attorneys employed by the First Lien Administrative Agent or any other First Lien Secured Party to collect such deficiency.

           7.9 Section 7 for the Exclusive Benefit of the First Lien Administrative Agent and the other First Lien Secured Parties. For the avoidance of doubt, the parties to this Agreement hereby agree and acknowledge that the provisions of this Section 7 are for the exclusive benefit of the First Lien Administrative Agent and the other First Lien Secured Parties and that the provisions of this Section 7 do not apply to the Second Lien Administrative Agent or the other Second Lien Secured Parties in any manner whatsoever.

        Section 8. SECOND LIEN ADMINISTRATIVE AGENT REMEDIAL PROVISIONS

           Subject, in each case, to the provisions of Section 14 of the Credit Agreement, each Grantor covenants and agrees with the Second Lien Administrative Agent and the other Second Lien Secured Parties that, from and after the date of this Agreement until the Discharge of Second Lien Obligations:

           8.1 Certain Matters Relating to Receivables. (a) The Second Lien Administrative Agent hereby authorizes each Grantor to collect such Grantor's Receivables, and the Second Lien Administrative Agent may curtail or terminate said authority at any time after the occurrence and during the continuance of a Second Lien Event of Default. If required by the Second Lien Administrative Agent at any time after the occurrence and during the continuance of a Second Lien Event of Default, any payments of Receivables, when collected by any Grantor, (i) shall be forthwith (and, in any event, within two Business Days) deposited by such Grantor in the exact form received, duly indorsed by such Grantor to the Second Lien Administrative Agent if required, in a Collateral Account over which the Second Lien Administrative Agent has control, subject to withdrawal by the Second Lien Administrative Agent for the account of the Second Lien Secured Parties only as provided in Section 8.5, and (ii) until so turned over, shall be held by such Grantor in trust for the Second Lien Administrative Agent and the other Second Lien Secured Parties, segregated from other funds of such Grantor. After the occurrence of a Second Lien Event of Default, each such deposit of Proceeds of Receivables shall be accompanied by a report identifying in reasonable detail the nature and source of the payments included in the deposit.

           (b) At the Second Lien Administrative Agent's request, after the occurrence of a Second Lien Event of Default each Grantor shall deliver to the Second Lien Administrative Agent all original and other documents evidencing, and relating to, the agreements and transactions which gave rise to the Receivables, including, without limitation, all original orders, invoices and shipping receipts and permit any of the Second Lien Administrative Agent's officers, employees or agents, at any time or times, in the name of the Second Lien Administrative Agent, any designee of the Second Lien Administrative Agent or the Borrower, to confirm the validity, amount or any other matter relating to Receivables by mail, telephone, electronic communication, personal inspection or otherwise. The Borrower shall cooperate fully with the Second Lien Administrative Agent in an effort to facilitate and promptly conclude any such process.

           8.2 Communications with Obligors; Grantors Remain Liable. (a) The Second Lien Administrative Agent in its own name or in the name of others may at any time after the occurrence and during the continuance of a Second Lien Event of Default communicate with obligors under the Receivables and parties to the Contracts to verify with them to the Second Lien Administrative Agent's satisfaction the existence, amount and terms of any Receivables or Contracts.

           (b) Upon the request of the Second Lien Administrative Agent, at any time after the occurrence and during the continuance of a Second Lien Event of Default, each Grantor shall notify obligors on the Receivables and parties to the Contracts that the Receivables and the Contracts have been assigned to the Second Lien Administrative Agent for the ratable benefit of the Second Lien Secured Parties and that payments in respect thereof shall be made directly to the Second Lien Administrative Agent.

           (c) Anything herein to the contrary notwithstanding, each Grantor shall remain liable under each of the Receivables and Contracts to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise thereto. Neither the Second Lien Administrative Agent nor any other Second Lien Secured Party shall have any obligation or liability under any Receivable (or any agreement giving rise thereto) or Contract by reason of or arising out of this Agreement or the receipt by the Second Lien Administrative Agent or any Lender of any payment relating thereto, nor shall the Second Lien Administrative Agent or any other Second Lien Secured Party be obligated in any manner to perform any of the obligations of any Grantor under or pursuant to any Receivable (or any agreement giving rise thereto) or Contract, to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party thereunder, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

           8.3 Investment Property. (a) Unless a Second Lien Event of Default shall have occurred and be continuing and the Second Lien Administrative Agent shall have given notice to the relevant Grantor of the Second Lien Administrative Agent's intent to exercise its corresponding rights pursuant to
Section 8.3(b), each Grantor shall be permitted to receive all cash dividends paid in respect of the Pledged Stock and all payments made in respect of the Pledged Notes, to the extent permitted in the Credit Agreement, and to exercise all voting and corporate or other organizational rights with respect to the Investment Property; provided, however, that no vote shall be cast or corporate or other organizational right exercised or other action taken which, in the Second Lien Administrative Agent's reasonable judgment, would impair the Second Lien Collateral or which would be inconsistent with or result in any violation of any provision of the Credit Agreement, this Agreement or any other Loan Document.

           (b) If a Second Lien Event of Default shall occur and be continuing and the Second Lien Administrative Agent shall give notice of its intent to exercise such rights to the relevant Grantor or Grantors, (i) the Second Lien Administrative Agent shall have the right to receive any and all cash dividends, payments or other Proceeds paid in respect of the Investment Property and make application thereof to the Second Lien Obligations in such order as the Second Lien Administrative Agent may determine, and (ii) any or all of the Investment Property shall be registered in the name of the Second Lien Administrative Agent or its nominee, and the Second Lien Administrative Agent or its nominee may thereafter exercise (x) all voting, corporate and other rights pertaining to such Investment Property at any meeting of shareholders of the relevant Issuer or Issuers or otherwise and (y) any and all rights of conversion, exchange and subscription and any other rights, privileges or options pertaining to such Investment Property as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Investment Property upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate or other organizational structure of any Issuer, or upon the exercise by any Grantor or the Second Lien Administrative Agent of any right, privilege or option pertaining to such Investment Property, and in connection therewith, the right to deposit and deliver any and all of the Investment Property with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Second Lien Administrative Agent may determine), all without liability except to account for property actually received by it, but the Second Lien Administrative Agent shall have no duty to any Grantor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

           (c) Each Grantor hereby authorizes and instructs each Issuer of any Pledged Stock or Pledged Notes pledged by such Grantor hereunder to (i) comply with any instruction received by it from the Second Lien Administrative Agent in writing that (x) states that a Second Lien Event of Default has occurred and is continuing and (y) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Grantor, and each Grantor agrees that each Issuer shall be fully protected in so complying, and (ii) unless otherwise expressly permitted hereby, pay any dividends or other payments with respect to the Pledged Stock and Pledged Notes directly to the Second Lien Administrative Agent.

           (d) If a Second Lien Event of Default shall have occurred and be continuing, the Second Lien Administrative Agent shall have the right to apply the balance from any Deposit Account or instruct the bank at which any Deposit Account is maintained to pay the balance of any Deposit Account to or for the benefit of the Second Lien Administrative Agent.

           8.4 Proceeds to be Turned Over To Second Lien Administrative Agent. In addition to the rights of the Second Lien Administrative Agent and the other Second Lien Secured Parties specified in Section 8.1 with respect to payments of Receivables, if a Second Lien Event of Default shall occur and be continuing, all Proceeds received by any Grantor consisting of cash, checks, Cash Equivalents and other near-cash items shall be held by such Grantor in trust for the Second Lien Administrative Agent and the other Second Lien Secured Parties, segregated from other funds of such Grantor, and shall, forthwith upon receipt by such Grantor, be turned over to the Second Lien Administrative Agent in the exact form received by such Grantor (duly indorsed by such Grantor to the Second Lien Administrative Agent, if required). All Proceeds received by the Second Lien Administrative Agent hereunder shall be held by the Second Lien Administrative Agent in a Collateral Account maintained under its sole dominion and control. All Proceeds while held by the Second Lien Administrative Agent in a Collateral Account (or by such Grantor in trust for the Second Lien Administrative Agent and the other Second Lien Secured Parties) shall continue to be held as collateral security for all the Second Lien Obligations and shall not constitute payment thereof until applied as provided in Section 8.5.

           8.5 Application of Proceeds. If a Second Lien Event of Default shall have occurred and be continuing, at any time at the Second Lien Administrative Agent's election, the Second Lien Administrative Agent may apply all or any part of Proceeds constituting Second Lien Collateral, whether or not held in any Collateral Account, in payment of the Second Lien Obligations in the following order:

           (a) First, to the payment of all costs and expenses of any sale, collection or other realization on the Second Lien Collateral, including reasonable compensation to the Second Lien Administrative Agent, the Administrative Agent and their agents and counsel, and reimbursement for all other costs, expenses, liabilities and advances made or incurred by Second Lien Administrative Agent or the Administrative Agent in connection therewith (including as described in Section 8.6 hereof), and all amounts for which Second Lien Administrative Agent or the Administrative Agent is entitled to indemnification hereunder and all advances made by Second Lien Administrative Agent or the Administrative Agent hereunder for the account of the applicable Grantor, and to the payment of all costs and expenses paid or incurred by Second Lien Administrative Agent or the Administrative Agent in connection with the exercise of any right or remedy hereunder or under the Credit Agreement or any other Loan Document and to the payment or reimbursement of all indemnification obligations, fees, costs and expenses owing to the Administrative Agent or the Second Lien Administrative Agent hereunder or under the Credit Agreement or any other Loan Document, all in accordance with the terms hereof or thereof;

           (b) Second, to pay accrued and unpaid fees and expenses of the Second Lien Secured Parties under the Loan Documents;

           (c) Third, for application by it towards payment of amounts then due and owing and remaining unpaid in respect of the Second Lien Obligations, pro rata among the Second Lien Facility Lenders according to the amounts of the Second Lien Obligations then due and owing and remaining unpaid to the Second Lien Facility Lenders;

           (d) Fourth, for application by it towards prepayment of the Second Lien Obligations, pro rata among the Second Lien Facility Lenders according to the amounts of the Second Lien Obligations then held by the Second Lien Facility Lenders; and

           (e) Fifth, any balance of such Proceeds remaining after the Discharge of Second Lien Obligations shall be paid over to the Borrower or to whomsoever may be lawfully entitled to receive the same.

           8.6 Code and Other Remedies. If a Second Lien Event of Default shall occur and be continuing, the Second Lien Administrative Agent, on behalf of the Second Lien Secured Parties, may exercise, in addition to all other rights and remedies granted to them in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Second Lien Obligations, all rights and remedies of a secured party under the New York UCC or any other applicable law. Without limiting the generality of the foregoing, the Second Lien Administrative Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law) to or upon any Grantor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Second Lien Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Second Lien Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of the Second Lien Administrative Agent or any other Second Lien Secured Party or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Second Lien Administrative Agent or any other Second Lien Secured Party shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Second Lien Collateral so sold, free of any right or equity of redemption in any Grantor, which right or equity is hereby waived and released. Each Grantor further agrees, at the Second Lien Administrative Agent's request, to assemble the Second Lien Collateral and make it available to the Second Lien Administrative Agent at places which the Second Lien Administrative Agent shall reasonably select, whether at such Grantor's premises or elsewhere. The Second Lien Administrative Agent shall apply the net proceeds of any action taken by it pursuant to this Section 8.6, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Second Lien Collateral or in any way relating to the Second Lien Collateral or the rights of the Second Lien Administrative Agent and the other Second Lien Secured Parties hereunder, including, without limitation, reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Second Lien Obligations, in such order as the Second Lien Administrative Agent may elect, and only after such application and after the payment by the Second Lien Administrative Agent of any other amount required by any provision of law, including, without limitation, Section 9-615(a)(3) of the New York UCC, need the Second Lien Administrative Agent account for the surplus, if any, to any Grantor. To the extent permitted by applicable law, each Grantor waives all claims, damages and demands it may acquire against the Second Lien Administrative Agent or any other Second Lien Secured Party arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Second Lien Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

           8.7 Registration Rights. (a) If the Second Lien Administrative Agent shall determine to exercise its right to sell any or all of the Pledged Stock pursuant to Section 8.6, and if in the opinion of the Second Lien Administrative Agent it is necessary or advisable to have the Pledged Stock, or that portion thereof to be sold, registered under the provisions of the Securities Act, the relevant Grantor will cause the Issuer thereof to (i) execute and deliver, and cause the directors and officers of such Issuer to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the opinion of the Second Lien Administrative Agent, necessary or advisable to register the Pledged Stock, or that portion thereof to be sold, under the provisions of the Securities Act, (ii) use its best efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of one year from the date of the second public offering of the Pledged Stock, or that portion thereof to be sold, and (iii) make all amendments thereto and/or to the related prospectus which, in the opinion of the Second Lien Administrative Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. Each Grantor agrees to cause such Issuer to comply with the provisions of the securities or "Blue Sky" laws of any and all jurisdictions which the Second Lien Administrative Agent shall designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of Section 11(a) of the Securities Act.

           (b) Each Grantor recognizes that the Second Lien Administrative Agent may be unable to effect a public sale of any or all the Pledged Stock, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Second Lien Administrative Agent shall be under no obligation to delay a sale of any of the Pledged Stock for the period of time necessary to permit the Issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such Issuer would agree to do so.

           (c) Each Grantor agrees to use its best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Stock pursuant to this Section 8.7 valid and binding and in compliance with any applicable Requirement of Law. Each Grantor further agrees that a breach of any of the covenants contained in this Section
8.7 will cause irreparable injury to the Second Lien Administrative Agent and the other Second Lien Secured Parties, that the Second Lien Administrative Agent and the other Second Lien Secured Parties have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 8.7 shall be specifically enforceable against such Grantor, and such Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Second Lien Event of Default has occurred under the Credit Agreement.

           8.8 Deficiency. Each Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Second Lien Collateral are insufficient to pay its Second Lien Obligations and the fees and disbursements of any attorneys employed by the Second Lien Administrative Agent or any other Second Lien Secured Party to collect such deficiency.

           8.9 Section 8 for the Exclusive Benefit of the Second Lien Administrative Agent and the other Second Lien Secured Parties. For the avoidance of doubt, the parties to this Agreement hereby agree and acknowledge that the provisions of this Section 8 are for the exclusive benefit of the Second Lien Administrative Agent and the other Second Lien Secured Parties and that the provisions of this Section 8 do not apply to the First Lien Administrative Agent or the other First Lien Secured Parties in any manner whatsoever.

                 Section 9. THE FIRST LIEN ADMINISTRATIVE AGENT

           Subject, in each case, to the provisions of Section 14 of the Credit Agreement, each Grantor covenants and agrees with the First Lien Administrative Agent and the other First Lien Secured Parties that:

           9.1 First Lien Administrative Agent's Appointment as Attorney-in-Fact, etc. (a) Each Grantor hereby irrevocably constitutes and appoints the First Lien Administrative Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, each Grantor hereby gives the First Lien Administrative Agent the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, to do any or all of the following:

          (i) in the name of such Grantor or its own name, or otherwise, take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Receivable or Contract or with respect to any other First Lien Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the First Lien Administrative Agent for the purpose of collecting any and all such moneys due under any Receivable or Contract or with respect to any other First Lien Collateral whenever payable;

          (ii) in the case of any Intellectual Property, execute and deliver, and have recorded, any and all agreements, instruments, documents and papers as the First Lien Administrative Agent may request to evidence the First Lien Administrative Agent's and the other First Lien Secured Parties' security interest in such Intellectual Property and the goodwill and general intangibles of such Grantor relating thereto or represented thereby;

          (iii) pay or discharge taxes and Liens levied or placed on or threatened against the First Lien Collateral, effect any repairs or any insurance called for by the terms of this Agreement and pay all or any part of the premiums therefor and the costs thereof;

          (iv) execute, in connection with any sale provided for in Section 7.6 or 7.7, any indorsements, assignments or other instruments of conveyance or transfer with respect to the First Lien Collateral; and

          (v) (1) direct any party liable for any payment under any of the First Lien Collateral to make payment of any and all moneys due or to become due thereunder directly to the First Lien Administrative Agent or as the First Lien Administrative Agent shall direct; (2) ask or demand for, collect, and receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any First Lien Collateral; (3) sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the First Lien Collateral; (4) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the First Lien Collateral or any portion thereof and to enforce any other right in respect of any First Lien Collateral; (5) defend any suit, action or proceeding brought against such Grantor with respect to any First Lien Collateral; (6) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the First Lien Administrative Agent may deem appropriate; (7) assign any Copyright, Patent or Trademark (along with the goodwill of the business to which any such Copyright, Patent or Trademark pertains), throughout the world for such term or terms, on such conditions, and in such manner, as the First Lien Administrative Agent shall in its sole discretion determine; and (8) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the First Lien Collateral as fully and completely as though the First Lien Administrative Agent were the absolute owner thereof for all purposes, and do, at the First Lien Administrative Agent's option and such Grantor's expense, at any time, or from time to time, all acts and things which the First Lien Administrative Agent deems necessary to protect, preserve or realize upon the First Lien Collateral and the First Lien Administrative Agent's and the other First Lien Secured Parties' security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

           Anything in this Section 9.1(a) to the contrary notwithstanding, the First Lien Administrative Agent agrees that it will not exercise any rights under the power of attorney provided for in this Section 9.1(a) unless a First Lien Event of Default shall have occurred and be continuing.

           (b) If any Grantor fails to perform or comply with any of its agreements contained herein, the First Lien Administrative Agent, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement.

           (c) The expenses of the First Lien Administrative Agent incurred in connection with actions undertaken as provided in this Section 9.1, together with interest thereon at a rate per annum equal to the highest rate per annum at which interest would then be payable on any category of past due ABR Loans under the Credit Agreement, from the date of payment by the First Lien Administrative Agent to the date reimbursed by the relevant Grantor, shall be payable by such Grantor to the First Lien Administrative Agent on demand.

           (d) Each Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

           9.2 Duty of First Lien Administrative Agent. The First Lien Administrative Agent's sole duty with respect to the custody, safekeeping and physical preservation of the First Lien Collateral in its possession, under
Section 9-207 of the New York UCC or otherwise, shall be to deal with it in the same manner as the First Lien Administrative Agent deals with similar property for its own account. Neither the First Lien Administrative Agent, any other First Lien Secured Party nor any of their respective officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the First Lien Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any First Lien Collateral upon the request of any Grantor or any other Person or to take any other action whatsoever with regard to the First Lien Collateral or any part thereof. The powers conferred on the First Lien Administrative Agent and the other First Lien Secured Parties hereunder are solely to protect the First Lien Administrative Agent's and the other First Lien Secured Parties' interests in the First Lien Collateral and shall not impose any duty upon the First Lien Administrative Agent or any other First Lien Secured Party to exercise any such powers. The First Lien Administrative Agent and the other First Lien Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

           9.3 Execution of Financing Statements. Pursuant to any applicable law, each Grantor authorizes the First Lien Administrative Agent to file or record financing statements and other filing or recording documents or instruments with respect to the First Lien Collateral without the signature of such Grantor in such form and in such offices as the First Lien Administrative Agent determines appropriate to perfect the security interests of the First Lien Administrative Agent under this Agreement. Each Grantor authorizes the First Lien Administrative Agent to use the collateral description "all personal property, whether now owned or hereafter acquired" in any such financing statements. Each Grantor hereby ratifies and authorizes the filing by the First Lien Administrative Agent of any financing statement with respect to the First Lien Collateral made prior to the date hereof.

           9.4 Authority of First Lien Administrative Agent. Each Grantor acknowledges that the rights and responsibilities of the First Lien Administrative Agent under this Agreement with respect to any action taken by the First Lien Administrative Agent or the exercise or non-exercise by the First Lien Administrative Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the First Lien Administrative Agent and the other First Lien Secured Parties, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the First Lien Administrative Agent and the Grantors, the First Lien Administrative Agent shall be conclusively presumed to be acting as agent for the First Lien Secured Parties with full and valid authority so to act or refrain from acting, and no Grantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

           9.5 Intercreditor Provisions. For the avoidance of doubt, the First Lien Administrative Agent expressly agrees and acknowledges that the rights and obligations of the First Lien Administrative Agent are subject to the terms and conditions of the intercreditor provisions of Section 14 of the Credit Agreement.

                Section 10. THE SECOND LIEN ADMINISTRATIVE AGENT

           Subject, in each case, to the provisions of Section 14 of the Credit Agreement, each Grantor covenants and agrees with the Second Lien Administrative Agent and the other Second Lien Secured Parties that:

           10.1 Second Lien Administrative Agent's Appointment as Attorney-in-Fact, etc. (a) Each Grantor hereby irrevocably constitutes and appoints the Second Lien Administrative Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, each Grantor hereby gives the Second Lien Administrative Agent the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, to do any or all of the following:

          (i) in the name of such Grantor or its own name, or otherwise, take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Receivable or Contract or with respect to any other Second Lien Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Second Lien Administrative Agent for the purpose of collecting any and all such moneys due under any Receivable or Contract or with respect to any other Second Lien Collateral whenever payable;

          (ii) in the case of any Intellectual Property, execute and deliver, and have recorded, any and all agreements, instruments, documents and papers as the Second Lien Administrative Agent may request to evidence the Second Lien Administrative Agent's and the other Second Lien Secured Parties' security interest in such Intellectual Property and the goodwill and general intangibles of such Grantor relating thereto or represented thereby;

          (iii)pay or discharge taxes and Liens levied or placed on or threatened against the Second Lien Collateral, effect any repairs or any insurance called for by the terms of this Agreement and pay all or any part of the premiums therefor and the costs thereof;

          (iv) execute, in connection with any sale provided for in Section 8.6 or 8.7, any indorsements, assignments or other instruments of conveyance or transfer with respect to the Second Lien Collateral; and

          (v) (1) direct any party liable for any payment under any of the Second Lien Collateral to make payment of any and all moneys due or to become due thereunder directly to the Second Lien Administrative Agent or as the Second Lien Administrative Agent shall direct; (2) ask or demand for, collect, and receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Second Lien Collateral; (3) sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Second Lien Collateral; (4) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Second Lien Collateral or any portion thereof and to enforce any other right in respect of any Second Lien Collateral; (5) defend any suit, action or proceeding brought against such Grantor with respect to any Second Lien Collateral;
     (6) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the Second Lien Administrative Agent may deem appropriate; (7) assign any Copyright, Patent or Trademark (along with the goodwill of the business to which any such Copyright, Patent or Trademark pertains), throughout the world for such term or terms, on such conditions, and in such manner, as the Second Lien Administrative Agent shall in its sole discretion determine; and (8) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Second Lien Collateral as fully and completely as though the Second Lien Administrative Agent were the absolute owner thereof for all purposes, and do, at the Second Lien Administrative Agent's option and such Grantor's expense, at any time, or from time to time, all acts and things which the Second Lien Administrative Agent deems necessary to protect, preserve or realize upon the Second Lien Collateral and the Second Lien Administrative Agent's and the other Second Lien Secured Parties' security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

           Anything in this Section 10.1(a) to the contrary notwithstanding, the Second Lien Administrative Agent agrees that it will not exercise any rights under the power of attorney provided for in this Section 10.1(a) unless a Second Lien Event of Default shall have occurred and be continuing.

           (b) If any Grantor fails to perform or comply with any of its agreements contained herein, the Second Lien Administrative Agent, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement.

           (c) The expenses of the Second Lien Administrative Agent incurred in connection with actions undertaken as provided in this Section 10.1, together with interest thereon at a rate per annum equal to the highest rate per annum at which interest would then be payable on any category of past due ABR Loans under the Credit Agreement, from the date of payment by the Second Lien Administrative Agent to the date reimbursed by the relevant Grantor, shall be payable by such Grantor to the Second Lien Administrative Agent on demand.

           (d) Each Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

           10.2 Duty of Second Lien Administrative Agent. The Second Lien Administrative Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Second Lien Collateral in its possession, under
Section 9-207 of the New York UCC or otherwise, shall be to deal with it in the same manner as the Second Lien Administrative Agent deals with similar property for its own account. Neither the Second Lien Administrative Agent, any other Second Lien Secured Party nor any of their respective officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Second Lien Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Second Lien Collateral upon the request of any Grantor or any other Person or to take any other action whatsoever with regard to the Second Lien Collateral or any part thereof. The powers conferred on the Second Lien Administrative Agent and the other Second Lien Secured Parties hereunder are solely to protect the Second Lien Administrative Agent's and the other Second Lien Secured Parties' interests in the Second Lien Collateral and shall not impose any duty upon the Second Lien Administrative Agent or any other Second Lien Secured Party to exercise any such powers. The Second Lien Administrative Agent and the other Second Lien Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

           10.3 Execution of Financing Statements. Pursuant to any applicable law, each Grantor authorizes the Second Lien Administrative Agent to file or record financing statements and other filing or recording documents or instruments with respect to the Second Lien Collateral without the signature of such Grantor in such form and in such offices as the Second Lien Administrative Agent determines appropriate to perfect the security interests of the Second Lien Administrative Agent under this Agreement. Each Grantor authorizes the Second Lien Administrative Agent to use the collateral description "all personal property, whether now owned or hereafter acquired" in any such financing statements. Each Grantor hereby ratifies and authorizes the filing by the Second Lien Administrative Agent of any financing statement with respect to the Second Lien Collateral made prior to the date hereof.

           10.4 Authority of Second Lien Administrative Agent. Each Grantor acknowledges that the rights and responsibilities of the Second Lien Administrative Agent under this Agreement with respect to any action taken by the Second Lien Administrative Agent or the exercise or non-exercise by the Second Lien Administrative Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Second Lien Administrative Agent and the Second Lien Secured Parties, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Second Lien Administrative Agent and the Grantors, the Second Lien Administrative Agent shall be conclusively presumed to be acting as agent for the Second Lien Secured Parties with full and valid authority so to act or refrain from acting, and no Grantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

           10.5 Intercreditor Provisions. For the avoidance of doubt, the Second Lien Administrative Agent expressly agrees and acknowledges that the rights and obligations of the Second Lien Administrative Agent are subject to the terms and conditions intercreditor provisions of Section 14 of the Credit Agreement.

                           Section 11. MISCELLANEOUS

           11.1 Amendments in Writing. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with Section 15.1 of the Credit Agreement.

           11.2 Notices. All notices, requests and demands to or upon any Agent or any Grantor hereunder shall be effected in the manner provided for in Section
15.2 of the Credit Agreement; provided that any such notice, request or demand to or upon any Guarantor shall be addressed to such Guarantor at its notice address set forth on Schedule 1.

           11.3 No Waiver by Course of Conduct; Cumulative Remedies. Neither any Agent nor any other Secured Party shall by any act (except by a written instrument pursuant to Section 11.1), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any First Lien Default, Second Lien Default, First Lien Event of Default or Second Lien Event of Default, as applicable. No failure to exercise, nor any delay in exercising, on the part of any Agent or any other Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by any Agent or any other Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which such Agent or such other Secured Party would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

           11.4 Enforcement Expenses; Indemnification. (a) Each Guarantor agrees to pay or reimburse each Agent and each other Secured Party for all its costs and expenses incurred in collecting against such Guarantor under the guaranty contained in Section 12 of the Credit Agreement or otherwise enforcing or preserving any rights under this Agreement and the other Loan Documents to which such Guarantor is a party, including, without limitation, the fees and disbursements of counsel (including the allocated fees and expenses of in-house counsel) to each Agent and of counsel to each other Secured Party.

           (b) Each Guarantor agrees to pay, and to save each Agent and each other Secured Party harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

           (c) Each Guarantor agrees to pay, and to save each Agent and each other Secured Party harmless from, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement to the extent the Borrower would be required to do so pursuant to the Credit Agreement.

           (d) The agreements in this Section 11.4 shall survive repayment of the Obligations and any other amounts payable under the Credit Agreement and the other Loan Documents.

           11.5 Successors and Assigns. This Agreement shall be binding upon the successors and assigns of each Grantor and shall inure to the benefit of each Agent and each other Secured Party and their respective successors and assigns; provided that no Grantor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of each Agent.

           11.6 Set-Off. Each Grantor hereby irrevocably authorizes each Agent and each other Secured Party and any Affiliate thereof at any time and from time to time after the occurrence and during the continuance of an Event of Default, without notice to such Grantor or any other Grantor, any such notice being expressly waived by each Grantor, to set-off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Agent or such Secured Party or such Affiliate to or for the credit or the account of such Grantor, or any part thereof in such amounts as such Agent or such Secured Party may elect, against and on account of the Obligations and liabilities of such Grantor to such Agent or such Secured Party hereunder and under the other Loan Documents and claims of every nature and description of such Agent or such Secured Party against such Grantor, in any currency, whether arising hereunder, under the Credit Agreement, any other Loan Document or otherwise, as such Agent or such Secured Party may elect, whether or not any Agent or any Secured Party has made any demand for payment and although such obligations, liabilities and claims may be contingent or unmatured. The applicable Agent or Secured Party shall notify such Grantor promptly of any such set-off and the application made by such Agent or such Secured Party of the proceeds thereof, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Agent and each Secured Party under this Section 11.6 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which such Agent or such Secured Party may have.

           11.7 Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

           11.8 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

           11.9 Section Headings. The Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

           11.10 Integration. This Agreement and the other Loan Documents represent the agreement of the Grantors, each Agent and the other Secured Parties with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by any Agent or any other Secured Party relative to subject matter hereof and thereof not expressly set forth or referred to herein or in the other Loan Documents.

           11.11 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

           11.12 Submission To Jurisdiction; Waivers. Each Grantor hereby irrevocably and unconditionally:

           (a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

           (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

           (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Grantor at its address referred to in Section 11.2 or at such other address of which each Agent shall have been notified pursuant thereto;

           (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

           (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

           11.13 Acknowledgements. Each Grantor hereby acknowledges that:

           (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents to which it is a party;

           (b) neither any Agent nor any other Secured Party has any fiduciary relationship with or duty to any Grantor arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Grantors, on the one hand, and each Agent and the other Secured Parties, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

           (c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among any of the Secured Parties or among the Grantors and any of the Secured Parties.

           11.14 Additional Grantors. Each Subsidiary of the Borrower that is required to become a party to this Agreement pursuant to Section 6.9 of the Credit Agreement shall become a Grantor for all purposes of this Agreement upon execution and delivery by such Subsidiary of an Assumption Agreement in the form of Annex 1 hereto.

           11.15 Releases. (a) Subject to the provisions of Section 14 of the Credit Agreement:

          (i) Upon the Discharge of First Lien Obligations, the First Lien Collateral shall be released from the Liens in favor of the First Lien Administrative Agent and the other First Lien Secured Parties created hereby, this Agreement shall terminate with respect to the First Lien Administrative Agent and the other First Lien Secured Parties, and all obligations (other than those expressly stated to survive such termination) of each Grantor to the First Lien Administrative Agent or any other First Lien Secured Party hereunder shall terminate, all without delivery of any instrument or performance of any act by any party. At the sole expense of any Grantor following any such termination, the First Lien Administrative Agent shall deliver (x) prior to the Discharge of Second Lien Obligations, to the Second Lien Administrative Agent and (y) thereafter, to any Grantor requesting delivery, any First Lien Collateral constituting Certificated Securities or other First Lien Collateral in the possession of the First Lien Administrative Agent hereunder and such documents as the Second Lien Administrative Agent or such Grantor shall reasonably request to evidence such termination.

          (ii) Upon the Discharge of Second Lien Obligations, the Second Lien Collateral shall be released from the Liens in favor of the Second Lien Administrative Agent and the other Second Lien Secured Parties created hereby, this Agreement shall terminate with respect to the Second Lien Administrative Agent and the other Second Lien Secured Parties, and all obligations (other than those expressly stated to survive such termination) of each Grantor to the Second Lien Administrative Agent or any other Second Lien Secured Party hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Second Lien Collateral shall revert to the Grantors. At the sole expense of any Grantor following any such termination, the Second Lien Administrative Agent shall deliver to any Grantor requesting delivery, any Second Lien Collateral constituting Certificated Securities or other Second Lien Collateral in the possession of the Second Lien Administrative Agent hereunder and such documents as such Grantor shall reasonably request to evidence such termination.

           (b) If any of the Collateral shall be sold, transferred or otherwise disposed of by any Grantor in a transaction permitted by Section 8 and Section 9 of the Credit Agreement, then each of the First Lien Administrative Agent and the Second Lien Administrative Agent, as applicable, at the request and sole expense of such Grantor, shall execute and deliver to such Grantor all releases or other documents reasonably necessary or desirable for the release of the Liens created hereby on such Collateral, as applicable. At the request and sole expense of the Borrower, a Subsidiary Guarantor shall be released from its obligations hereunder in the event that all the Capital Stock of such Subsidiary Guarantor shall be sold, transferred or otherwise disposed of to a Person other than a Loan Party in a transaction permitted by Section 8 and Section 9 the Credit Agreement; provided that the Borrower shall have delivered to each of the First Lien Administrative Agent and the Second Lien Administrative Agent, as applicable, at least ten days, or such shorter period as the First Lien Administrative Agent and the Second Lien Administrative Agent may agree, prior to the date of the proposed release, a written request for release identifying the relevant Subsidiary Guarantor and the terms of the sale or other disposition in reasonable detail, including the price thereof and any expenses in connection therewith, together with a certification by the Borrower stating that such transaction is in compliance with Section 8 and Section 9 of the Credit Agreement and the other Loan Documents.

           11.16 WAIVER OF JURY TRIAL. EACH GRANTOR AND EACH AGENT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

           11.17 No Novation. Each of the First Lien Administrative Agent, the Second Lien Administrative Agent, the First Lien Secured Parties, the Second Lien Secured Parties and each Grantor acknowledges and agrees that: (a) this Agreement supercedes the Existing Security Agreement and has been executed and delivered in renewal, amendment, restatement and modification, but not in novation or extinguishment of, the obligations under the Existing Security Agreement; and (b) all obligations under the Existing Security Agreement are continued and restated hereunder, as set forth herein and in the other Loan Documents.

           IN WITNESS WHEREOF, each of the undersigned has caused this SECOND AMENDED AND RESTATED SECURITY AGREEMENT to be duly executed and delivered as of the date first above written.



                                 GRANTORS:


                                 WILTEL COMMUNICATIONS, LLC

                                 By: /s/ Mardi Ford de Verges
                                     ------------------------------------------
                                     Name: Mardi Ford de Verges
                                     Title: Vice President and Treasurer


                                 WILTEL COMMUNICATIONS GROUP, INC.

                                 By: /s/ Mardi Ford de Verges
                                     ------------------------------------------
                                     Name: Mardi Ford de Verges
                                     Title: Vice President and Treasurer


                                 CG AUSTRIA, INC.

                                 By: /s/ Mardi Ford de Verges
                                     ------------------------------------------
                                     Name: Mardi Ford de Verges
                                     Title: Vice President and Treasurer


                                 CRITICAL CONNECTIONS, INC.
                                 VYVX, LLC
                                 WCS COMMUNICATIONS SYSTEMS, INC.
                                 WILTEL COMMUNICATIONS MANAGED SERVICES OF
                                  CALIFORNIA, INC.
                                 WILTEL COMMUNICATIONS OF VIRGINIA, INC.
                                 WILTEL COMMUNICATIONS PROCUREMENT, L.L.C.
                                 WILTEL LOCAL NETWORK, LLC

                                 By: /s/ Mardi Ford de Verges
                                     ------------------------------------------
                                     Name: Mardi Ford de Verges
                                     Title: Vice President and Treasurer


       [Signature Page to Second Amended and Restated Security Agreement]

                            WILTEL COMMUNICATIONS PROCUREMENT, LP
                            By:  WilTel Communications, LLC, as General Partner

                            By: /s/ Mardi Ford de Verges
                                -----------------------------------------------
                                Name: Mardi Ford de Verges
                                Title: Vice President and Treasurer


                            WILTEL TECHNOLOGY CENTER, LLC
                            By:  WilTel Communications, LLC, as Sole Member

                            By: /s/ Mardi Ford de Verges
                                -----------------------------------------------
                                Name: Mardi Ford de Verges
                                Title: Vice President and Treasurer


                            FTV COMMUNICATIONS LLC
                            By:  WilTel Communications, LLC, as Sole Member

                            By: /s/ Mardi Ford de Verges
                                -----------------------------------------------
                                Name: Mardi Ford de Verges
                                Title: Vice President and Treasurer




       [Signature Page to Second Amended and Restated Security Agreement]

                                    CREDIT SUISSE FIRST BOSTON,
                                    acting through its Cayman Islands branch, as Administrative Agent

                                    By: /s/ Robert Hetu
                                        ----------------------------------------
                                        Name: Robert Hetu
                                        Title: Director

                                    By: /s/ Vanessa Gomez
                                        ----------------------------------------
                                        Name: Vanessa Gomez
                                        Title: Associate


                                    CREDIT SUISSE FIRST BOSTON,
                                    acting through its Cayman Islands branch, as First Lien Administrative

                                    By: /s/ Robert Hetu
                                        ----------------------------------------
                                        Name: Robert Hetu
                                        Title: Director

                                    By: /s/ Vanessa Gomez
                                        ----------------------------------------
                                        Name: Vanessa Gomez
                                        Title: Associate


                                    CREDIT SUISSE FIRST BOSTON,
                                    acting through its Cayman Islands branch, as Second Lien Administrative Agent

                                    By: /s/ Robert Hetu
                                        ----------------------------------------
                                        Name: Robert Hetu
                                        Title: Director

                                    By: /s/ Vanessa Gomez
                                        ----------------------------------------
                                        Name: Vanessa Gomez
                                        Title: Associate


       [Signature Page to Second Amended and Restated Security Agreement]

                                  AGREED AND ACKNOWLEDGED:


                                  WILLIAMS COMMUNICATIONS GROUP, INC.

                                  By: /s/ Mardi Ford de Verges
                                      -----------------------------------------
                                      Name: Mardi Ford de Verges
                                      Title: Sole Director and President


                                  WILTEL AIRCRAFT LEASING, LLC
                                  By: WilTel Communications, LLC, as Sole Member

                                  By: /s/ Mardi Ford de Verges
                                      -----------------------------------------
                                      Name: Mardi Ford de Verges
                                      Title: Vice President and Treasurer





       [Signature Page to Second Amended and Restated Security Agreement]

                                                                      Schedule 1
                                                                      ----------



                         NOTICE ADDRESSES OF GUARANTORS

                                                                      Schedule 2
                                                                      ----------



                       DESCRIPTION OF INVESTMENT PROPERTY


PLEDGED STOCK:


            Issuer                     Class of Stock           Stock Certificate No.                No. of Shares
-------------------------------     ---------------------    ----------------------------    -------------------------------







PLEDGED NOTES:


           Issuer                     Date of Issuance                Payee                        Principal Amount
-------------------------------     ---------------------    ----------------------------    -------------------------------







SECURITIES ACCOUNTS:


     Securities Intermediary              Address                Account Number(s)
-------------------------------     ---------------------    -------------------------------



COMMODITIES ACCOUNTS:


              Commodities Intermediary                               Address                      Account Number(s)
-----------------------------------------------------      -----------------------------    -------------------------------









DEPOSIT ACCOUNTS:


                  Depositary Bank                                    Address                      Account Number(s)
-----------------------------------------------------      -----------------------------    -------------------------------


                                                                      Schedule 3
                                                                      ----------



                            FILINGS AND OTHER ACTIONS



                     REQUIRED TO PERFECT SECURITY INTERESTS



                         Uniform Commercial Code Filings
                         -------------------------------



          [List each office where a financing statement is to be filed]



                     Copyright, Patent and Trademark Filings
                     ---------------------------------------



                               [List all filings]



                      Actions with respect to Pledged Stock



                                  Other Actions
                                  -------------



                      [Describe other actions to be taken]

                                                                      Schedule 4
                                                                      ----------



       LOCATION OF JURISDICTION OF ORGANIZATION AND CHIEF EXECUTIVE OFFICE


  Grantor       Jurisdiction of        Organizational         Location of Chief
  -------       ---------------        --------------         -----------------
                 Organization          Identification          Executive Office
                 ------------          --------------          ----------------
                                          Number
                                          ------

                                                                      Schedule 5
                                                                      ----------



                  LOCATIONS OF EQUIPMENT AND MATERIAL INVENTORY


       Grantor                                                   Locations
       -------                                                   ---------

                                                                      Schedule 6
                                                                      ----------




                        COPYRIGHTS AND COPYRIGHT LICENSES





                           PATENTS AND PATENT LICENSES





                        TRADEMARKS AND TRADEMARK LICENSES

                                                                      Schedule 7
                                                                      ----------




                            EXCLUDED DEPOSIT ACCOUNTS

                           ACKNOWLEDGEMENT AND CONSENT

         The undersigned hereby acknowledges receipt of a copy of the Second Amended and Restated Security Agreement, dated as of September 24, 2004 (the "Agreement"), made by the Grantors parties thereto for the benefit of CREDIT SUISSE FIRST BOSTON, ACTING THROUGH ITS CAYMAN ISLANDS BRANCH, as Administrative Agent, as First Lien Administrative Agent and as Second Lien Administrative Agent. The undersigned agrees for the benefit of each of the Administrative Agent, the First Lien Administrative Agent and the Second Lien Administrative Agent and each of the Secured Parties as follows:

           1. The undersigned will be bound by the terms of the Agreement and will comply with such terms insofar as such terms are applicable to the undersigned.

           2. The undersigned will notify each of the First Lien Administrative Agent and the Second Lien Administrative Agent promptly in writing of the occurrence of any of the events described in Section 5.7(a) or 6.7(a) of the Agreement.

           3. The terms of Sections 7.3(c) and 7.7, or 8.3(c) and 8.7, as applicable, of the Agreement shall apply to it, mutatis mutandis, with respect to all actions that may be required of it pursuant to Section 7.3(c) and 7.7, or 8.3(c) and 8.7, as applicable, of the Agreement.



                                      [NAME OF ISSUER]



                                      By:_______________________________________
                                         Name:
                                         Title:


                                      Address for Notices:

                                      _________________________________________

                                      _________________________________________


                                      _________________________________________


                                      Fax:

                                                                      Annex 1 to
                                  Second Amended and Restated Security Agreement
                                  ----------------------------------------------



           ASSUMPTION AGREEMENT, dated as of ________________, ____, made by ______________________________ (the "Additional Grantor"), in favor of CREDIT SUISSE FIRST BOSTON, acting through its Cayman Islands branch, as Administrative Agent, as First Lien Administrative Agent and as Second Lien Administrative Agent (collectively in such capacities, the "Agent") for the banks and other financial institutions or entities (the "Lenders") from time to time parties to the Third Amended and Restated Credit Agreement, dated as of September 8, 1999, as amended and restated as of April 25, 2001, as further amended and restated as of October 15, 2002, and as further amended and restated as of September 24, 2004 (as further amended, amended and restated, supplemented, restructured or otherwise modified, renewed or replaced from time to time, the "Credit Agreement"), among WILTEL COMMUNICATIONS, LLC, a Delaware limited liability company (the "Borrower"), the other Grantors party thereto, the Lenders and the Agent. All capitalized terms not defined herein shall have the meaning ascribed to them in such Credit Agreement.

                              W I T N E S S E T H :

           WHEREAS, in connection with the Credit Agreement, the Borrower and certain of its Affiliates (other than the Additional Grantor) have entered into the Second Amended and Restated Security Agreement, dated as of April 23, 2001, as amended and restated as of October 15, 2002, and as further amended and restated as of September 24, 2004, in favor of the Administrative Agent, the First Lien Administrative Agent and the Second Lien Administrative Agent for the benefit of the Lenders (the "Security Agreement");

           WHEREAS, the Credit Agreement requires the Additional Grantor to become a party to the Security Agreement; and

           WHEREAS, the Additional Grantor has agreed to execute and deliver this Assumption Agreement in order to become a party to the Security Agreement;

           NOW, THEREFORE, IT IS AGREED:

           1. Security Agreement. By executing and delivering this Assumption Agreement, the Additional Grantor, as provided in Section 11.14 of the Security Agreement, (a) hereby becomes a party to the Security Agreement as a Grantor thereunder with the same force and effect as if originally named therein as a Grantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Grantor thereunder, (b) hereby grants to the First Lien Administrative Agent, as security for the First Lien Obligations of such Additional Grantor, a security interest in all of the Additional Grantor's right, title and interest in any and to all Collateral of Additional Grantor, in each case whether now owned or hereafter acquired or in which Additional Grantor now has or hereafter acquires an interest and wherever the same may be located, but subject in all respects to the terms, conditions and exclusions set forth in the Security Agreement, and (c) hereby grants to the Second Lien Administrative Agent, as security for the Second Lien Obligations of such Additional Grantor, a security interest in all of the Additional Grantor's right, title and interest in any and to all Collateral of Additional Grantor, in each case whether now owned or hereafter acquired or in which Additional Grantor now has or hereafter acquires an interest and wherever the same may be located, but subject in all respects to the terms, conditions and exclusions set forth in the Security Agreement. The information set forth in Annex 1-A hereto is hereby added to the information set forth in the Schedules to the Security Agreement. The Additional Grantor hereby represents and warrants that each of the representations and warranties contained in Section 4 of the Security Agreement is true and correct on and as the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date.

           2. GOVERNING LAW. THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

           IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.



                                          [ADDITIONAL GRANTOR]



                                          By:___________________________________
                                               Name:
                                               Title:

                                                                    Annex 1-A to
                                                            Assumption Agreement
                                                            --------------------




                            Supplement to Schedule 1
                            ------------------------



                            Supplement to Schedule 2
                            ------------------------



                            Supplement to Schedule 3
                            ------------------------



                            Supplement to Schedule 4
                            ------------------------



                            Supplement to Schedule 5
                            ------------------------



                            Supplement to Schedule 6
                            ------------------------